UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: July 1, 2003 – December 31, 2003

Item 1: Reports to Shareholders

2003 Annual Report

THE ROYCE FUNDS Value Investing In Small Companies For More Than 25 Years ROYCE VALUE TRUST ROYCE MICRO-CAP TRUST ROYCE FOCUS TRUST

www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of domestic companies.

A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds, where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•	Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.
We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 11.

THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

	NAV AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2003
	FUND	4TH QUARTER 2003*	JUL-DEC 2003*	1-YEAR	3-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	INCEPTION DATE

	Royce Value Trust	13.38%	23.75%	40.80%	11.04%	12.25%	12.64	12.37%	11/26/86
	Royce Micro-Cap Trust	15.58	30.36	55.55	18.28	15.64	14.27	14.22	12/14/93
	Royce Focus Trust	16.44	30.06	54.33	14.11	14.34	n.a.	12.28	11/1/96	**
	Russell 2000	14.52	24.92	47.25	6.27	7.13	9.47

	Royce Value Trust’s 15-year NAV average annual total return for the period ended 12/31/03 was 13.27%.
	The Funds’ recent performance was achieved during a period of high returns for small- and micro-cap stocks, and it is not likely that this level of returns will continue in the future.
*	Not annualized.
**	Date Royce & Associates, LLC assumed investment management responsibility.

Charles M. Royce, President

Although none of our closed-end funds concentrate solely on dividend-paying stocks, we think highly of the value of dividends here at The Royce Funds. We think that the old adage of Ben Graham and David Dodd, that the primary purpose of a business is to pay dividends to its owners, in many ways still holds true today. Why do we and two of the Founding Fathers of value investing put so much stock in the payment of dividends? The most obvious reason is that, with rare exceptions, companies that pay dividends are almost always profitable businesses. Companies can choose to reinvest their earnings, pay them out as dividends or reinvest a portion and pay out the rest, but the fact remains that payment of a dividend is an important measure of profitability.

(continued on page 4)	LETTER TO OUR STOCKHOLDERS

CURB YOUR ENTHUSIASM
2003 will likely enter the annals of stock market history as one of the more successful years for equities in recent times. Unlike the days of stratospheric returns for large-cap and/or Technology issues that characterized the late ‘90s, the past year embraced large and small stocks alike, a tide of more or less steadily rising prices that seemed to lift nearly every boat which the market deemed seaworthy. Such a year was especially welcome to investors following the long and dreary bear market that began in March 2000. Yet to many observers, this long-anticipated recovery emerged slowly, almost subtly, from the wings of the bear’s prolonged turn on the equity stage. The rebound actually began in early October 2002, when the major indices — the S&P 500, Russell 2000 and Nasdaq Composite — reached their most recent lows. Yet 2002 was a year of negative performance for the majority of stocks, and the brief rally that carried the market through October and November fizzled in December and did not regain its momentum until March of 2003.
     Much of this can be attributed to a sluggish economy and the anxious days preceding the war with Iraq. The initial reports out of Baghdad seemed to indicate that our military’s efforts were not meeting with the unqualified success that many of us had expected. Yet once it became clear that these reports were erroneous and that the U.S. was on its way to a relatively fast victory, the stock market responded generously. For each index, April and May were two of the three strongest performing months of 2003. By fall, news of strong GDP growth and stable levels of unemployment provided any additional fuel that may have been needed to

2 | THE ROYCE FUNDS ANNUAL REPORT 2003

keep the rally running, and run it did, right through the beginning of 2004. Even the stunning news of illegal and unethical profiteering on the part of certain mutual fund companies that permitted late trading and market timing did not slow the market’s furious ascent. The only unanswered questions appeared to be, how much longer would the rally run and how much higher would returns climb before a correction occurred?
     With the economy seeming to grow stronger each day, the international situation stabilizing somewhat (at least as of this writing) and reports of new mutual fund scandals subsiding (for now, anyway), we would understand anyone who felt that the past fifteen months have heralded only the beginning of an extended period of high returns. We simply would not agree. Like many experienced value investors, we habitually get a little tense whenever stock market returns run up virtually unimpeded for months at a time. It simply goes against the grain of what we have learned in three-plus decades of investing. We are not calling for a return to the bear market environment that lasted from March 2000 through October 2002, but we also do not see the direction of the market racing consistently upward. Just as we argued at the end of last year that the market was not as bad as it looked, we would now submit that the market is not quite as vigorous as it appears. We think that it is entirely rational to be exuberant about 2003’s high returns, but that similar sentiments should not apply to 2004 and beyond because no one really knows what the market’s next move will be. So before the heralds rush forth announcing that all is well because the bears (and the folks delivering subpoenas) have all left the building, we would advise investors to curb their enthusiasm.

SMALLVILLE
     We are aware — and not unhappily — that a look at both the short- and long-term returns for small-cap stocks through the end of 2003 may make our plea to curb one’s enthusiasm sound a bit silly. Our asset class once again finished the year ahead of its large-cap counterpart, with the Russell 2000 up 47.3% versus 28.7% for the S&P 500. It marked the fifth consecutive year that the Russell 2000 outperformed the S&P 500, in spite of the fact that 2003 was the large-cap index’s best calendar year of performance since 1998. The small-cap index also held a performance advantage over its large-cap sibling from the October 2002 market lows and for the three-year and five-year periods ended 12/31/03. The resurgent equity market gave a boost to the Nasdaq Composite as well. It bested both the S&P 500 and the Russell 2000 in 2003 with a 50.0% return.
     The rally has so far favored two kinds of stocks that historically have not been the first coursers out of the gate at the onset of a bull market — Technology and micro-cap stocks. Their strong performances, especially the latter’s, helped the Russell 2000 to enjoy its best calendar-year performance since the index’s inception on 12/31/78.

So before the heralds rush forth announcing that all is well because the bears (and the folks delivering subpoenas) have all left the building, we would advise investors to curb their enthusiasm.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 3

Another reason for our affection is that consistent dividend payouts help to reduce volatility by providing an investor with a steady stream of income. This is arguably a more significant benefit for small-cap stocks than it is for their larger siblings because the diminutive stature of small companies often makes them inherently more volatile. We also believe that having money upfront, or cash in hand, offers advantages as well. While this is true in any market climate, it can be especially crucial in low- or negative-return environments when stock prices are stalling or tumbling.

Within the realm of small-cap stocks, the search for dividend-paying companies can be quite interesting because many small-cap investors have been led to believe that such companies cannot be found. Investors (especially institutional investors) utilizing a dividend-discount model — those searching for “total return,” or a combination of long-term growth and current income — are trained to look almost

(continued on page 6)

LETTER TO OUR STOCKHOLDERS

While this was terrific news for small-cap investors like ourselves, we are somewhat leery of the reversal of what we regard as the typical order of market rallies. Although Technology stocks suffered more than any other equity sector during the bear market — making them arguably ripe for a rally — it does not stand to reason that their previous travails made it necessary for them to lead a subsequent rebound for stocks. Most bear markets have ended with a flight to quality. Historically, investors begin to flock, sometimes slowly, to companies with solid records of earnings or other indicators of underlying quality. We are not sure what has made the current rally unique in this regard, but its peculiar start is another reason why we think that we have not entered a sustainable period of high returns for stocks.

EVERYBODY LOVES VALUE
      One might expect that a rally led by two of the more volatile segments of the market would mean bad news for value stocks, even those in the micro-cap sector. We are happy to report that this was not quite the case in 2003. Tech and micro-cap led the way, but equities as a whole performed well. Value stocks began to come on later in the year, especially in the fourth quarter, in which the Russell 2000 Value index outpaced the Russell 2000 Growth index, 16.4% versus 12.7%. This strong fourth-quarter push allowed the small-cap value index to narrow the performance gap with growth, as small-cap value was up 46.0% in 2003 versus 48.5% for small-cap growth. Small-cap growth’s outperformance period included an unusual first quarter in which returns for both indices were negative. If one needed any further proof that 2003 was an odd year, we would call their attention to the fact that small-cap value lost ground to growth in the first quarter decline and then gained ground against it during the fourth quarter upswing. Strange days indeed.
     As dubious as we are about the long-term viability of the current rally, we were cheered by the strong showing turned in by small-cap value stocks late in the year and throughout the 15-month rally. In fact, stretching back to the early days of the bear market in March 2000, small-cap value has performed well both on an absolute and relative basis. From the small-cap market peak on 3/9/00 through 12/31/03, the Russell 2000 Value index was up 73.1% versus a loss of 44.2% for the Russell 2000 Growth index. Although better down market returns in the bear-market period between March 2000 and October 2002 were a critical component of small-cap value’s edge during the current market cycle, perhaps equally important has been small-cap value’s participation in the rally. From the small-cap market low on 10/9/02 through 12/31/03, the Russell 2000 Value index was up 69.8% versus a gain of 76.7% for its growth counterpart, which means that during this time, small-cap value captured 91% of small-cap growth’s upward surge. The strong down-market performance of small-cap value combined with the competitive returns that it has turned in during the market’s recovery helped small-cap value to hold a performance edge for the three-, five-, 10-, 15-, 20- and 25 -year periods ended 12/31/03.

4 | THE ROYCE FUNDS ANNUAL REPORT 2003

STILL STANDING
     Small-cap value’s solid performance benefited The Royce Funds, as did healthy returns by Technology and micro-cap stocks. In fact, each portfolio’s relative weightings in micro-caps, Technology stocks and more traditional value issues greatly influenced 2003’s returns. Micro-Cap Trust and Focus Trust — portfolios with relatively heavier weightings in at least one of the first two areas — enjoyed the highest calendar-year returns and outperformed the Russell 2000 for the year. However, we were very pleased with the performance of all three of our closed-end funds in 2003. Although besting the benchmark remains a worthy goal for each portfolio, we would rather see strong absolute performances for the funds, and 2003 provided plenty of that. More importantly from our perspective, all of The Royce Funds in this report outperformed the Russell 2000 from its peak on 3/9/00, as well as for the applicable three-, five- and 10-year periods ended 12/31/03. We are more interested in the long-term and full market-cycle performance picture because we believe that these periods, which include both up and down market phases, more accurately reflect the success or failure of a particular investment vehicle or approach.

If one needed any further proof that 2003 was an odd year, we would call their attention to the fact that small-cap value lost ground to growth in the first quarter decline and then gained ground against it during the fourth quarter upswing. Strange days indeed.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 5

	LETTER TO OUR STOCKHOLDERS

exclusively among mid- and large-cap stocks. However, as we have often pointed out, the small-cap universe provides fertile ground for yield-loving equity investors. As of 12/31/03, of the approximately 7,300 companies with market capitalizations less than $2 billion, more than 1,500 pay dividends and more than 900 of those have yields of 2% or greater (Source: FactSet).

One might ask why a small company would choose to pay dividends. Wouldn’t that business be better off reinvesting its profits? The truth is that many small companies earn more than they need in terms of reinvestment in the business. This excess profit is known as free cash flow, which is one of the key qualitative components that we look for in any company, along with strong balance sheets and an established record of earnings. A company has several choices as to what it does with these funds: It can hold on to the cash, use it to purchase shares of its own stock or pay it out to shareholders in the form of dividends.

(continued on page 8)

     In our view, 2003 offered a good reason for taking the long view. A wildly successful year by nearly any measure, it was also an exceptional year for more than the reasons normally implied by that term. While our Funds certainly profited from the market’s favor toward micro-caps, Technology and other issues, we remain somewhat cynical about the nature of the recent rally. Seeing many of our holdings appreciate in price was gratifying, but we cannot avoid the suspicion that prices rose primarily for what we would argue were all the wrong reasons — speculation as opposed to investment, a low-interest rate environment (which made investment options in fixed income securities look far less attractive relative to equities) and a post-bear-market euphoria that seemed to push prices higher and higher while scant attention was being paid to underlying quality. We were surprised to see speculative stocks do so well from the October 2002 bottom through the end of 2003, though it was somewhat gratifying to see some companies with stronger earnings begin to participate late in the year.

THE HISTORY CHANNEL PRESENTS...
     From a performance standpoint, small-cap has so far outpaced large-cap in the current decade. In recognizing this, we wondered what the decade-by-decade performance story had been historically for each asset class. This led us to an examination of stock-market returns from 1930 through 1999 to see what, if any, performance patterns emerged for small- and large-cap stocks. Although we realized that there were distinctive stories behind each ten-year period’s returns, both large- and small-cap stocks repeated a specific pattern that held true for every decade from the ‘30s through the ‘90s. During that 70-year period, large-cap stocks led

	CRSP SMALL-CAP DECILE COMPOSITES Decade-by-Decade Cumulative Results
		CRSP 6-10	S&P 500	SPREAD

	1930s	47.6%	2.3%	45.4%

	1940s	328.9	138.7	190.2

	1950s	438.3	483.3	-45.0

	1960s	218.8	112.3	106.6

	1970s	150.1	76.5	73.6

	1980s	304.7	401.5	-96.8

	1990s	299.1	432.9	-133.8

in the high-return decades of the ‘50s, ‘80s and ‘90s, while small-caps were out in front during the low- or normal-return decades of the ‘30s, ‘40s, ‘60s and ‘70s. This pattern has been repeated so far in the current decade, with small-caps having held a significant performance

6 | THE ROYCE FUNDS ANNUAL REPORT 2003

edge over large-caps in a decidedly low-return period for the market as a whole. In one final tidbit of asset-class trivia, we found that both asset classes enjoyed a lengthy period of outperformance during each decade. In fact, small-cap stocks had at least a six-year period of outperformance in every 10-year period (see chart below), including those in which they underperformed. This was the case even in the the ‘80s and ‘90s, decades typically thought of as dominated by large-caps.

      We do not expect small-caps to lead in every performance period or in every calendar year through decade’s end. In fact, we expect leadership to alternate between small- and large-caps, especially in the near term. Does this mean that small-caps may be at a disadvantage in the coming months? Not necessarily. At current price-to-earnings levels, significant price appreciation through multiple expansion would be much harder to come by. In the next phase of the market, we believe that returns will come via improving earnings, not multiple expansion. Given their economic leverage and the simplicity of their businesses, we believe that economic improvements should more directly affect small-caps’ bottom lines, which could put small-caps in a leading position vis-a-vis earnings growth.
     The potential upward movement of interest rates and their impact on P/E ratios is another area that would seem

In the next phase of the market, we believe that returns will come via improving earnings, not multiple expansion. Given their economic leverage and the simplicity of their businesses, we believe that economic improvements should more directly affect small-caps’ bottom lines, which could put small-caps in a leading position vis-a-vis earnings growth.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 7

Certain small companies choose the latter, although for many years it was more common for firms to opt for one of the first two choices, regardless of their size. We think that this will change as a result of the new tax legislation passed earlier this year, which gives more favorable tax treatment to dividends, thus offering companies more of an impetus to pay them out. The effect of this legislation is only beginning to be felt, yet we expect that its consequences will be dramatic, long lasting and potentially beneficial to small-cap investors who like dividends.

LETTER TO OUR SHAREHOLDERS

Trying to Learn from History

to us to favor smaller companies. Although no one can accurately predict the path of interest rates, an increase after more than 20 years of overall decline seems reasonable, especially in a more robust economic environment. Rising interest rates are generally detrimental to equities as a whole. Since interest rates and P/E ratios tend to have an inverse relationship to each other, and larger companies generally have higher debt-to-capital ratios, an increase in interest rates would seemingly be more detrimental to larger companies because higher proportionate levels of debt would have a greater negative effect impact on their bottom lines. (As of 12/31/03, the composite debt-to-capital ratio for the S&P 500 was 49% versus 40% for the Russell 2000.)

 CLOSING BELL
      We continue to believe that the returns generated by the recent rally, while entirely welcome, represent a snapback for stock prices, not a comeback for high returns. The market’s dramatic upward move seems to us more of an anomalous event that occurred within the longer-term context of the current market cycle that began with a dramatic slide from the peak in March 2000. Most bull markets have begun with profitable companies taking the lead, while Technology and/or micro-cap stocks have followed in the later stages of the run-up. We find it especially peculiar in the aftermath of one of the biggest Technology rallies in history that these sectors led the recovery. Although any extended period of negative returns from this point seems unlikely to us in the near-term, we suspect that there may be a correction within the next several months during which we believe that we will see a move to quality companies with solid

8 | THE ROYCE FUNDS ANNUAL REPORT 2003

earnings followed by a longer period of low, but generally positive returns. We would caution investors against thinking that 2003’s rubber-band response to the bear market means a return to the investment climate of the mid-to-late ‘90s. Of course, when it comes to investing, our temperament resembles Larry David’s cranky, fatalistic character on HBO’s Curb Your Enthusiasm. When bad times come, we more or less expect it; when good times arrive, we’re usually nervous, expecting it all to end soon.
     The last five years have provided ample doses of each, with giddy peaks and chilling lows. Through it all, we maintained the same disciplined approach that we have used for 30 years. Just as we were not idiots when small-cap value went out of style, we did not suddenly become endowed with genius when our approach became attractive again. The extremes of the last two market cycles serve best as a reminder that building wealth requires time and patience.
     We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2004

The performance data and trends outlined in this presentation are presented for illustrative purposes only. The thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce & Associates, and, of course, there can be no assurance with regard to future market movements. Small- and micro-cap stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. Historical market trends are not necessarily indicative of future market movements. The (Center for Research in Security Prices) CRSP 6-10 is an unmanaged composite representing the bottom five deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market, based on market capitalization. The S&P 500 is an unmanaged index of domestic large-cap stocks. The Russell 2000, Russell 2000 Value and Russell 2000 Growth are unmanaged indices of domestic small-cap stocks.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 9

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception on 12/31/78, value outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 - 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value provided a significant advantage during the downturn (3/9/00 - 10/9/02) and through December 31, 2003.

	PRIOR PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 10/9/02	TROUGH-TO-CURRENT 10/9/02 – 12/31/03	PEAK-TO-CURRENT 3/9/00 – 12/31/03	PRIOR PEAK-TO-CURRENT 4/21/98 – 12/31/03
Russell 2000	26.3%	-44.1%	73.1%	-3.3%	22.2%

Russell 2000 Value	-12.7	2.0	69.8	73.1	51.2

Russell 2000 Growth	64.8	-68.4	76.7	-44.2	-8.0

NAV CUMULATIVE TOTAL RETURN

Royce Value Trust	10.0	-12.2	67.5	47.1	61.8

Royce Micro-Cap Trust	10.6	-13.6	85.4	59.3	76.3

Royce Focus Trust	-10.7	-4.9	85.5	76.4	57.6

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), it also provided positive performance during the downdraft. All three Royce Funds outperformed the Russell 2000 in this period.

TROUGH-TO-CURRENT: Through December 31, 2003, growth led value during the rally from the October low. All Royce Funds posted total returns of more than 65% during this period, with Royce Micro-Cap Trust and Royce Focus Trust outperforming the Russell 2000.

PEAK-TO-CURRENT: From March 9, 2000 through December 31, 2003, value maintained a sizeable lead over growth. Again, all three Royce Funds held performance advantages over the Russell 2000 (-3.3%) and all have provided positive performance. When current cycle returns are combined with those of the prior full market cycle, a period which includes both the pre-bubble rally and the ensuing bear market, value’s positive results compare favorably against growth’s negative results. During this period, all three Royce Funds outperformed the Russell 2000 Value’s 51.2% return.

10 | THE ROYCE FUNDS ANNUAL REPORT 2003

HISTORY SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

	HISTORY		AMOUNT INVESTED	PURCHASE PRICE*	SHARES	NAV VALUE**	MARKET VALUE**
Royce Value Trust
	11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
	10/15/87	Distribution $0.30		7.000	42
	12/31/87	Distribution $0.22		7.125	32	8,578	7,250
	12/27/88	Distribution $0.51		8.625	63	10,529	9,238
	9/22/89	Rights Offering	405	9.000	45
	12/29/89	Distribution $0.52		9.125	67	12,942	11,866
	9/24/90	Rights Offering	457	7.375	62
	12/31/90	Distribution $0.32		8.000	52	11,713	11,074
	9/23/91	Rights Offering	638	9.375	68
	12/31/91	Distribution $0.61		10.625	82	17,919	15,697
	9/25/92	Rights Offering	825	11.000	75
	12/31/92	Distribution $0.90		12.500	114	21,999	20,874
	9/27/93	Rights Offering	1,469	13.000	113
	12/31/93	Distribution $1.15		13.000	160	26,603	25,428
	10/28/94	Rights Offering	1,103	11.250	98
	12/19/94	Distribution $1.05		11.375	191	27,939	24,905
	11/3/95	Rights Offering	1,425	12.500	114
	12/7/95	Distribution $1.29		12.125	253	35,676	31,243
	12/6/96	Distribution $1.15		12.250	247	41,213	36,335
	1997	Annual distribution total $1.21		15.374	230	52,556	46,814
	1998	Annual distribution total $1.54		14.311	347	54,313	47,506
	1999	Annual distribution total $1.37		12.616	391	60,653	50,239
	2000	Annual distribution total $1.48		13.972	424	70,711	61,648
	2001	Annual distribution total $1.49		15.072	437	81,478	73,994
	2002	Annual distribution total $1.51		14.903	494	68,770	68,927
	1/28/03	Rights Offering	5,600	10.770	520
	2003	Annual distribution total $1.30		14.582	516

	12/31/03		$21,922		6,237	$106,216	$107,339

Royce Micro-Cap Trust
	12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
	10/28/94	Rights Offering	1,400	7.000	200
	12/19/94	Distribution $0.05		6.750	9	9,163	8,462
	12/7/95	Distribution $0.36		7.500	58	11,264	10,136
	12/6/96	Distribution $0.80		7.625	133	13,132	11,550
	12/5/97	Distribution $1.00		10.000	140	16,694	15,593
	12/7/98	Distribution $0.29		8.625	52	16,016	14,129
	12/6/99	Distribution $0.27		8.781	49	18,051	14,769
	12/6/00	Distribution $1.72		8.469	333	20,016	17,026
	12/6/01	Distribution $0.57		9.880	114	24,701	21,924
	2002	Annual distribution total $0.80		9.518	180	21,297	19,142
	2003	Annual distribution total $0.92		10.004	217

	12/31/03		$8,900		2,485	$33,125	$31,311

Royce Focus Trust
	10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
	12/31/96					5,520	4,594
	12/5/97	Distribution $0.53		5.250	101	6,650	5,574
	12/31/98					6,199	5,367
	12/6/99	Distribution $0.145		4.750	34	6,742	5,356
	12/6/00	Distribution $0.34		5.563	69	8,151	6,848
	12/6/01	Distribution $0.14		6.010	28	8,969	8,193
	12/6/02	Distribution $0.09		5.640	19	7,844	6,956
	12/8/03	Distribution $0.62		8.250	94

	12/31/03		$4,375		1,345	$12,105	$11,406

*	Beginning with 1997 (RVT) and 2002 (RMT) distribution, the purchase price on distributions is an average of the Fund’s full year distribution reinvestment cost.
**	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 11

ROYCE VALUE TRUST

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
Royce Value Trust’s (RVT) diversified portfolio of small- and micro-cap stocks enjoyed a strong absolute return in 2003 on both a net asset value (NAV) and market price basis. The Fund was up 40.8% on an NAV basis and 42.0% on a market price basis. These performances trailed the calendar-year return of the small-cap oriented Russell 2000, which was up 47.3%, but were ahead of the small-cap S&P 600, which was up 38.8% in 2003. The fourth quarter saw further expansion of the market’s recovery, which has thus far been primarily driven by micro-caps and Technology stocks. RVT was up 13.4% on an NAV basis and 11.9% on a market price basis in the fourth quarter. Both returns were shy of the Fund’s benchmarks — the Russell 2000 was up 14.5% and the S&P 600 was up 14.8% in the fourth quarter. However, over longer-term and market cycle periods, RVT held the advantage over both indices. For the period ended 12/31/03, RVT was up 47.1% on an NAV basis from the small-cap market peak on 3/9/00, versus a gain of 24.9% for the S&P 600 and a loss of 3.3% for the Russell 2000. The Fund also outperformed both benchmarks on both an NAV and market price basis for the three-, five-, 10-, 15-year and since inception (11/26/86) periods. RVT’s average annual NAV total return since inception was 12.4%.
           Although positive performances could be found in all of the Fund’s sectors and industry groups, the gains of the Fund’s Technology holdings as a group made those of other sectors look rather modest. In many cases (including some of RVT’s holdings), Tech stock prices seemed to rise more in anticipation of increases in capital spending or of a business’s profitability than for actual increases in earnings or other, more tangible reasons. The considerable price appreciation of Tech stocks led us to reduce or sell off many positions in the sector. During the depths of the bear market in 2002, we substantially increased our position in business and technology consultant Sapient Corporation. Its revenues crept upward last fall, but its explosive gain prompted us to reduce our position from September through November. We initially liked the low price, balance sheet and niche business of specialty circuit board manufacturer TTM Technologies. Increased revenues and earnings, as well as Wall Street attention, led its price to levels beyond our expectations. We began to reduce our position in July. We think that Transaction Systems Architects has a terrific core business, which involves e-commerce and e-payment software. Its price soared in 2003, so we took some gains, but still held a good-sized stake at the end of the year.
          Elsewhere in the portfolio, solid gains came from a few old favorites. Number-one holding Simpson Manufacturing, which makes various connectors used in the construction industry, first attracted our attention in 1994. We have been happy to hold the stock for nearly a decade, and were very pleased to see investors make the connection between what we see as the firm’s sterling financial quality and its stock price in 2003. We first bought shares of grain and distillery product maker MGP Ingredients in 1988 and have owned shares almost continuously since. Its strong balance sheet and solid earnings seemed to attract more investors in 2003. MacDermid produces chemicals for metal and plastic finishing. We first bought shares in 1991 and were pleased to see what we regard as a well-run firm in a solid niche enjoy a strong 2003. In all three cases, we were content to hold large positions at the end of the year.

	Fourth Quarter 2003*			13.38%

	July-December 2003*			23.75

	1-Year			40.80

	3-Year			11.04

	5-Year			12.25

	10-Year			12.64

	15-Year			13.27

	Since Inception (11/26/86)			12.37
*	Not annualized.

	RISK/RETURN COMPARISON 3-Year Period ended 12/31/03
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Value Trust (NAV)	11.0%	24.7	0.45

	S&P 600	8.1%	21.7	0.37

	Russell 2000	6.3%	23.6	0.27
*
Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	RVT	Year	RVT

2003	40.8%	1995	21.1%

2002	-15.6	1994	0.1

2001	15.2	1993	17.3

2000	16.6	1992	19.3

1999	11.7	1991	38.4

1998	3.3	1990	-13.8

1997	27.5	1989	18.3

1996	15.5	1988	22.7

12 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

			PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED
Urban Outfitters — This merchandiser and specialty retail store operator enjoyed record sales, strong earnings and a two-for-one stock split in 2003, developments that seemed to keep investors buying its stock. We trimmed our position in October.
			Median Market Capitalization	$915 million
2003 Net Realized and Unrealized Gain
Urban Outfitters	$4,114,094		Weighted Average P/E Ratio	22.7x *

E*TRADE Financial	3,950,478		Weighted Average P/B Ratio	2.0x

Sapient Corporation	3,800,268		Weighted Average Yield	0.7%

Transaction Systems			Fund Net Assets	$851 million
Architects Cl. A	3,727,877
			Turnover Rate	23%
Velcro Industries	3,601,730
E*TRADE Financial — Our decision to trim our position in this financial services firm was based solely on the impressive rise of its stock price. We have retained our high view of its management and its ability to make the transition from an internet-based discount brokerage to a low-cost leader in financial services.			Net Leverage†	4%

			Symbol - Market Price	RVT
			- NAV	XRVTX
		*	Excludes 21% of the portfolio holdings with zero or negative earnings as of 12/31/03.

		†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.
GOOD IDEAS AT THE TIME
PMA Capital Cl. A — Our once-high confidence in this provider of property and casualty reinsurance withered in the face of what we felt was management’s inability to effectively steer the company through increasingly difficult times for its core business.

2003 Net Realized and Unrealized Loss
PMA Capital Cl. A	$2,185,376		TOP 10 POSITIONS
			% of Net Assets Applicable to
Allegiance Telecom	1,538,391		Common Stockholders
			Simpson Manufacturing	1.1%
PRG-Schultz International	1,079,698
			Ritchie Bros. Auctioneers	1.0
Payless ShoeSource	1,037,569
			MacDermid	0.9
Hilb, Rogal & Hamilton
Company	843,191		Erie Indemnity Company Cl. A	0.8

Allegiance Telecom — Our generally disappointing experience with this telecommunications service provider ended, sadly but perhaps mercifully, when we sold the last of our shares in December following an announcement of bankruptcy in May.			Sotheby’s Holdings Cl. A	0.8

			Arrow International	0.8

			White Mountains Insurance Group	0.8

			Technitrol	0.8

			MGP Ingredients	0.8

			Keane	0.8

			PORTFOLIO SECTOR BREAKDOWN
			% of Net Assets Applicable to Common Stockholders
			Technology	23.3%

			Industrial Products	16.1

			Industrial Services	13.7

			Financial Intermediaries	10.4

The regular reinvestment of distributions makes a difference!			Health	10.0
[1] Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of the Fund’s rights offerings.
[2] Reflects the actual market price of one share as it has traded on the NYSE.

			Natural Resources	7.8

			Consumer Products	7.3

			Consumer Services	5.6

			Financial Services	5.6

			Utilities	0.1

			Miscellaneous	3.6

			Bonds & Preferred Stock	0.3

			Treasuries, Cash & Cash Equivalents	22.1

			CAPITAL STRUCTURE
			Publicly Traded Securities Outstanding
			at 12/31/03 at NAV or Liquidation Value
			50.0 million shares of Common Stock	$851 million

			5.90% Cumulative Preferred Stock	$220 million

THE ROYCE FUNDS ANNUAL REPORT 2003 | 13

ROYCE MICRO-CAP TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
Micro-cap stocks were among the market leaders in the rally that began in October 2002, a fact reflected in the calendar-year performance of Royce Micro-Cap Trust (RMT). In 2003, the Fund was up 55.6% on a net asset value (NAV) basis and 63.6% on a market price basis, in both instances ahead of its small-cap benchmark, the Russell 2000, which was up 47.3% for the same period. The Fund held on to its performance edge in the fourth quarter, as the rally broadened. RMT was up 15.6% on an NAV basis and 16.7% on a market price basis versus a gain of 14.5% for the Russell 2000. As strong a year as it was, we were even more pleased with the Fund’s performance over long-term and market-cycle periods. RMT outpaced the Russell 2000 from both the small-cap market peak on 3/9/00 (+59.3% versus -3.3%) and the small-cap market trough on 10/9/02 (+85.4% versus +73.1%) for the periods ended 12/31/03. The Fund also outperformed its benchmark on both an NAV basis and market price basis for the three-, five- 10-year and since inception (12/15/93) periods ended 12/31/03. RMT’s average annual NAV total return since inception was 14.2%.
          The Fund’s holdings in Technology made the largest positive impact on performance in 2003. We were ambivalent about the success of Tech stocks in the current rally. While they quite clearly boosted RMT’s performance and seemed to provide an impetus for the rally as a whole, we were concerned that many Tech firms finished the year with sizeable returns but without net profits (though some posted positive earnings late in the year). Investors seemed as enamored with potential as they were with more tangible measures of quality. Our strategy in RMT was to trim or reduce several top gainers in the sector because their prices had risen precipitously and we were unsure if they remained good values at their higher prices. The price of wireless telephone system manufacturer SpectraLink Corporation rose through September, when we sold a bit less than half of our position. We were attracted to its strong balance sheet and niche business. Another business that we like is information technology (IT) consultants, especially if they have little debt and talented management, which we judged to be the case with DiamondCluster International Corporation. Its price began to take off in April, prompting us to begin reducing our position. We were content to hold a large position in IT consultant Covansys Corporation at year-end. At one point in 2002, we nearly gave up on the company, but the combination of a smart acquisition in May 2002 and cost-cutting measures in 2003 seemed to help its stock price to recover.
          The business of iGATE Corporation, a staffing services company with a substantial business in Technology Consulting, was somewhat sluggish in 2003, yet investors seemed happy to invest in its potential ability to turn things around. We held a large position at the end of the year. During the dark days of the bear market in 2002, we built our position in top-ten holding Excel Technology, a firm that develops and manufactures laser systems and electro-optical components for industrial, scientific and medical uses. We were initially intrigued by its interesting business and low debt.
          The prospects for recessed- and track-lighting fixture designer Juno Lighting brightened in 2003 as its management paid down debt and made a series of moves that we thought were high-wattage decisions. Improved earnings and the announcement that it would be acquired in December 2003 seemed to help the stock price of BioReliance Corporation, a contract service organization that provides services for biomedical, biotechnology and pharmaceutical companies. We slightly reduced our position in November. We were happy to hold a good-sized stake in contact lens maker Ocular Sciences. The company continued to gain market share both domestically and internationally. We have long considered it a well-run, financially clear-sighted company.

	Fourth Quarter 2003*			15.58%

	July-December 2003*			30.36

	1-Year			55.55

	3-Year			18.28

	5-Year			15.64

	10-Year			14.27

	Since Inception (12/14/93)			14.22
*	Not annualized.

	RISK/RETURN COMPARISON 3-Year Period ended 12/31/03
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Micro-Cap Trust (NAV)	18.3%	28.7	0.64

	Russell 2000	6.3%	23.6	0.27
*
Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Micro-Cap Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	RMT

2003	55.6%

2002	-13.8

2001	23.4

2000	10.9

1999	12.7

1998	-4.1

1997	27.1

1996	16.6

1995	22.9

1994	5.0

14 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

				PORTFOLIO DIAGNOSTICS
	GOOD IDEAS THAT WORKED
Sapient Corporation — We increased our stake in this business and technology consultant during the depths of the bear market in 2002. Its revenues crept upward last fall, but its explosive gain prompted us to begin reducing our position in June.
				Median Market Capitalization	$264 million
	2003 Net Realized and Unrealized Gain
	Sapient Corporation	$3,193,705		Weighted Average P/E Ratio	19.3x *

	Transaction Systems			Weighted Average P/B Ratio	1.7x
	Architects Cl. A	2,458,120
				Weighted Average Yield	0.6%
	Covansys Corporation	1,817,515
				Fund Net Assets	$253 million
	SpectraLink Corporation	1,633,238
				Turnover Rate	26%
	iGATE Corporation	1,586,557
	Transaction Systems Architects Cl. A — The price of this e-commerce and e-payment software company skyrocketed in the second quarter and hasn’t shown signs of slowing down yet. We started to reduce our position in November at substantial gains, though we still thought very highly of its core business.			Net Leverage†	3%

				Symbol - Market Price	RMT
				- NAV	XOTCX
			*
Excludes 29% of portfolio holdings with zero or negative earnings as of 12/31/03.
Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

			†

	GOOD IDEAS AT THE TIME
PRG-Schultz International — We were attracted to the dominant market share of this leader in the niche business of recovery audits for mid- to large-sized businesses. Its sluggish stock price performance led us to substantially build our position in 2003.

	2003 Net Realized and Unrealized Loss
	PRG-Schultz International	$808,519		TOP 10 POSITIONS
				% of Net Assets Applicable to
	The Boyds Collection	545,462		Common Stockholders
				Sapient Corporation	1.5%
	Allegiance Telecom	492,474
				Seneca Foods	1.4
	On Assignment	418,440
				Excel Technology	1.3
	Daisytek International	415,052
	The Boyds Collection — Sales and earnings for this designer and importer of handcrafted collectibles and other specialty giftware products continued to decline in 2003. At year end, we were still re-evaluating our position.			Transaction Systems Architects Cl. A	1.3

				Covansys Corporation	1.2

				Juno Lighting	1.1

				Denison International ADR	1.1

				Delta Apparel	1.0

				Richardson Electronics	1.0

				800 JR Cigar	1.0

				PORTFOLIO SECTOR BREAKDOWN
				% of Net Assets Applicable to Common Stockholders
				Technology	26.7%

				Industrial Products	14.8

				Industrial Services	14.1

				Health	11.1

The regular reinvestment of distributions makes a difference!				Natural Resources	9.1
[1]
Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($7.50 IPO) and then reinvested distributions as indicated, and fully participated in primary subscription of the 1994 rights offerings.

				Consumer Products	9.0
[2]	Reflects the actual market price of one share as it has traded on the Nasdaq and, beginning 12/1/03, on the NYSE.
				Financial Intermediaries	6.1

				Consumer Services	5.1

				Financial Services	1.0

				Diversified Investment Companies	0.4

				Miscellaneous	5.0

				Preferred Stocks	0.5

				Treasuries, Cash & Cash Equivalents	20.8

				CAPITAL STRUCTURE
				Publicly Traded Securities Outstanding
				at 12/31/03 at NAV or Liquidation Value
				19.0 million shares of Common Stock	$253 million

				6.00% Cumulative Preferred Stock	$60 million

THE ROYCE FUNDS ANNUAL REPORT 2003 | 15

ROYCE FOCUS TRUST

	NAV AVERAGE ANNUAL TOTAL RETURNS Through 12/31/03
MANAGER’S DISCUSSION
With a little extra help from Technology and micro-cap stocks, Royce Focus Trust enjoyed a strong year by almost any measure in 2003. On both a net asset value (NAV) and market price basis, the Fund posted its highest calendar-year return since Royce assumed its management on 11/1/96. FUND was up 54.3% on an NAV basis and 64.0% on a market price basis, both returns ahead of the Fund’s small-cap benchmark, the Russell 2000, which was up 47.3% in 2003. The fourth quarter saw further expansion of the rally beyond the more speculative issues that have been leading since the recovery began in October 2002. FUND stayed ahead of its benchmark in the fourth quarter, posting an NAV return of 16.4% and a market price return of 19.7%, versus a 14.5% return for the Russell 2000. We were even more pleased with the Fund’s results over market cycle and long-term performance periods. For the period ended 12/31/03, FUND was up 76.4% from the small-cap market peak on 3/9/00, versus a decline of 3.3% for the Russell 2000. The Fund also outperformed the benchmark for the one-, three-, five-year and since inception periods ended 12/31/03. FUND’s average annual NAV total return since inception was 12.3%.
          Portfolio holdings in the Technology sector made the greatest positive impact on the Fund’s performance. However, Tech did not dominate portfolio performance to the same degree that it did in the market as a whole (or in other Royce-managed portfolios), and we were pleased to see strong gains from companies in several sectors and industry groups. Of the Fund’s twenty top-performing stocks in 2003, only five were Tech stocks. We were attracted to two of these companies based on our belief that their respective well-established and profitable business relationships with the U.S. military could keep them growing profitably. Each suffered from a depressed stock price in 2002, in part because the significant retrenchment in technology spending occurred not long after they first made forays into more commercial ventures. In the fall of 2002, we built our position in REMEC, a manufacturer of various components for wireless communications, while we first bought shares of ViaSat, which provides broadband digital satellite communications and other wireless networking and signal processing equipment and services early in 2003. The price of each stock rose during the rally. We took gains in REMEC in 2003, though at year-end we thought that each remained a well-run company. Another firm in which we reduced our stake due to its fast-rising stock price was e-commerce and e-payment software company, Transaction Systems Architects. In mid-2002, new management came on board and shaped up the firm’s balance sheet, a move that focused our attention on what we already regarded as a potentially high-growth business. Although by the end of the year its price remained in orbit, we began to reduce our position in September at substantial gains.
          We first began to buy Endo Pharmaceuticals Holdings in FUND late in 2002. We liked its balance sheet, its high returns on capital, and the firm’s roster of products, which included both brand name and generic drugs. None of that has changed, except that the company’s cash flows were more robust in 2003 than we had expected. Although its stock price received a shot in the arm, we were content to hold a large position at the end of the year, thinking that the company still had room to grow. Our decision to trim our position in number-three holding E*TRADE Financial was based solely on the impressive rise of its stock price. We have retained our high view of its management and its ability to make the transition from an internet-based discount brokerage to a low-cost leader in financial services.

	Fourth Quarter 2003*			16.44%

	July-December 2003*			30.06

	1-Year			54.33

	3-Year			14.11

	5-Year			14.34

	Since Inception (11/1/96)†			12.28
*	Not annualized.
†	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

	RISK/RETURN COMPARISON 3-Year Period ended 12/31/03
		Average Annual Total Return	Standard Deviation	Return Efficiency*

	Royce Focus Trust (NAV)	14.1%	25.9	0.54

	Russell 2000	6.3%	23.6	0.27
*
Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

Over the last three years, Royce Focus Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	FUND

2003	54.3%

2002	-12.5%

2001	10.0

2000	20.9

1999	8.7

1998	-6.8

1997	20.5

16 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

		PORTFOLIO DIAGNOSTICS
GOOD IDEAS THAT WORKED
TSX Group — A newer position that we first bought shortly after its initial public offering, this company owns and operates the Toronto Stock Exchange, North America’s third largest. It remains under-followed by domestic equity analysts. We built our position throughout
		Median Market Capitalization	$1,121 million
2003 Net Realized and Unrealized Gain
TSX Group	$2,183,572	Weighted Average P/E Ratio	22.8x *

Winnebago Industries	2,007,800	Weighted Average P/B Ratio	2.4x

Endo Pharmaceuticals Holdings	1,796,980	Weighted Average Yield	0.5%

Transaction Systems		Fund Net Assets	$87 million
Architects Cl. A	1,750,937
		Turnover Rate	49%
Carlisle Holdings	1,353,000
2003, attracted to the company’s increased earnings and technological innovations. We also received a favorable currency exchange benefit due to the weakening American dollar. Winnebago Industries — Although we initiated our position in the Fund’s portfolio in March 2003, we have long liked the dominant market share and strong profit margins of this leading recreation vehicle manufacturer. The fact that the company has been using much of its free cash flow to buy back stock only adds to the list of attractive qualities.		Net Leverage†	6%

		Symbol - Market Price	FUND
		- NAV	XFUNX

* Excludes 18% of portfolio holdings with zero or negative earnings as of 12/31/03.
† Net leverage is the percentage, in excess of 100%, of the total value of investments (excluding short-term), divided by net assets applicable to Common Stockholders.

GOOD IDEAS AT THE TIME
Durect Corporation — Our once healthy confidence in this pharmaceuticals firm quickly turned ill last summer when it took on additional debt (and diluted the value of its stock) in the form of a large private placement of convertible debt securities. We sold our shares in August.

2003 Net Realized and Unrealized Loss
Durect Corporation	$437,744	TOP 10 POSITIONS
		% of Net Assets Applicable to
Monaco Coach	232,987	Common Stockholders
		New Zealand Government 6.5% Bond	7.7%
Natuzzi ADR	198,018
		TSX Group	4.6
Somera Communications	157,300
		E*TRADE Financial	4.3
On Assignment	118,500
		Simpson Manufacturing	4.1

Monaco Coach — Thinking that its balance sheet was not as well-engineered as its more promising competitors, we sold our shares in January and February 2003, essentially upgrading (in our estimation) to Winnebago Industries.		Nu Skin Enterprises Cl. A	3.9

		Hecla Mining Company	3.3

		Endo Pharmaceuticals Holdings	3.3

		Goldcorp	3.3

		Winnebago Industries	3.2

		Alleghany Corporation	3.1

		PORTFOLIO SECTOR BREAKDOWN
		% of Net Assets Applicable to Common Stockholders
		Natural Resources	19.3%

		Financial Intermediaries	14.2

		Health	12.2

		Technology	11.5

[1] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96. [2] Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions. [3] Reflects the actual market price of one share as it has traded on the Nasdaq.		Industrial Products	10.6

		Consumer Products	9.6

		Industrial Services	7.4

		Consumer Services	6.3

		Financial Services	4.1

		Bonds	11.2

		Treasuries, Cash & Cash Equivalents	22.3

		CAPITAL STRUCTURE
		Publicly Traded Securities Outstanding
		at 12/31/03 at NAV or Liquidation Value
		9.7 million shares of Common Stock	$87 million

		6.00% Cumulative Preferred Stock	$25 million

THE ROYCE FUNDS ANNUAL REPORT 2003 | 17

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

WHY SHOULD I REINVEST MY DISTRIBUTIONS?
        By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?
        The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?
        If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, EquiServe, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if EquiServe is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?
        If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?
        The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through EquiServe on a monthly basis, and to deposit certificates representing your Fund shares with EquiServe for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2004.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?
        EquiServe maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by EquiServe in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to EquiServe to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, EquiServe will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?
        You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from EquiServe. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.

18 | THE ROYCE FUNDS ANNUAL REPORT 2003

DIRECTORS AND OFFICERS
All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce (64), Director* and President		NAME AND POSITION: David L. Meister (64), Director
Term Expires: 2003	Tenure: Since 1986 (RVT), 1993 (OTCM), 1996 (FUND)	Term Expires: 2003	Tenure: Since 1986 (RVT), 1993 (OTCM), 1996 (FUND)
No. of Funds Overseen: 19	Non-Royce Directorships: Director of Technology Investment Capital Corp.	No. of Funds Overseen: 19	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers (since October 2001), of Royce & Associates, LLC (“Royce”), the Fund’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien (58), Director

NAME AND POSITION: Mark R. Fetting (49), Director*
Term Expires: 2004	Tenure: Since 2001
No. of Funds Overseen: 19	Non-Royce Directorships: Director/Trustee of the registered investment companies constituting the 22 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
		Term Expires: 2003	Tenure: Since 2001
No. of Funds Overseen: 19
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Director/Trustee of certain Legg Mason retail funds; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich (52), Vice President and Treasurer
Tenure: Since 1997

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Funds since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr. (45), Vice President
Tenure: Since 1995 (RVT), 1995 (OTCM), 1996 (FUND)

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George (45), Vice President
Tenure: Since 1995 (RVT), 1995 (OTCM), 1996 (FUND)

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne (41), Vice President and Assistant Secretary
Tenure: Since 1994 (RVT), 1994 (OTCM), 1996 (FUND)

Principal Occupation(s) During Past Five Years: Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen (36), Secretary
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Compliance Officer and Secretary of Royce and Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Donald R. Dwight (72), Director
Term Expires: 2005	Tenure: Since 1998
No. of Funds Overseen: 19	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company, and as Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin (65), Director
Term Expires: 2004	Tenure: Since 1986 (RVT), 1993 (OTCM), 1996 (FUND)
No. of Funds Overseen: 19	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs (64), Director
Term Expires: 2005 (RVT), 2005 (OTCM), 2003 (FUND)	Tenure: Since 1986 (RVT), 1993 (OTCM), 1996 (FUND)
No. of Funds Overseen: 19	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke (69), Director
Term Expires: 2003 (RVT), 2003 (OTCM), 2005 (FUND)	Tenure: Since 2001 (RVT), 2001 (OTCM), 1997 (FUND)
No. of Funds Overseen: 19	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Director.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 19

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

AUTHORIZED SHARE TRANSACTIONS
     Each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may repurchase up to 300,000 shares of its common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2004. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION
     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when sold. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the current opinion of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2003 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

FORWARD-LOOKING STATEMENTS
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results,
  the prospects of the Funds’ portfolio companies,
  the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.
     This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

20 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
SCHEDULES OF INVESTMENTS	DECEMBER 31, 2003
COMMON STOCKS – 103.5%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 7.3%			Jack in the Box [a]	42,000	$897,120
Apparel and Shoes - 2.6%			Prime Hospitality [a]	106,100	1,082,220
Jones Apparel Group [d]	81,500	$2,871,245	Ryan’s Family Steak Houses [a]	48,900	740,346
K-Swiss Cl. A	160,000	3,849,600
Oshkosh B’Gosh Cl. A [d]	104,300	2,238,278			12,892,727
Polo Ralph Lauren Cl. A	150,000	4,320,000
Timberland Company Cl. A [a]	30,000	1,562,100	Retail Stores - 2.4%
Weyco Group	153,996	5,181,811	Big Lots [a]	207,200	2,944,312
Wolverine World Wide	84,400	1,720,072	Charming Shoppes [a,d]	584,400	3,155,760
			Claire’s Stores	109,800	2,068,632
		21,743,106	†GameStop Corporation Cl. A [a,d]	33,700	519,317
			†Linens ’n Things [a,d]	38,000	1,143,040
Collectibles - 0.2%			Payless ShoeSource [a,d]	289,600	3,880,640
The Boyds Collection [a]	234,200	995,350	Stein Mart [a]	192,800	1,588,672
Enesco Group [a]	47,200	487,104	Urban Outfitters [a,d]	152,600	5,653,830

		1,482,454			20,954,203

Food/Beverage/Tobacco - 0.7%			Other Consumer Services - 1.3%
800 JR Cigar [a,e]	172,400	2,241,200	ITT Educational Services [a]	85,000	3,992,450
Hain Celestial Group [a]	37,800	877,338	Sotheby’s Holdings Cl. A [a,d]	510,200	6,969,332
Hershey Creamery Company [d]	709	2,357,425
Lancaster Colony	16,900	763,204			10,961,782

		6,239,167	Total (Cost $35,118,163)		47,966,883

Home Furnishing/Appliances - 0.9%			Financial Intermediaries – 10.4%
Bassett Furniture Industries	116,675	1,925,137	Banking - 2.6%
Falcon Products [a,c]	761,600	3,351,040	BOK Financial [a]	125,561	4,861,722
La-Z-Boy [d]	68,200	1,430,836	Farmers & Merchants Bank of Long Beach	1,266	5,570,400
Natuzzi ADR [b]	118,700	1,196,496	First National Bank Alaska	2,130	4,760,550
			Mechanics Bank	200	3,760,000
		7,903,509	Mercantile Bankshares [d]	20,000	911,600
			NetBank	70,000	934,500
Publishing - 0.5%			Oriental Financial Group	49,225	1,265,083
Martha Stewart Living Omnimedia Cl. A [a,d]	6,000	59,100
Scholastic Corporation [a,d]	130,000	4,425,200			22,063,855

		4,484,300	Insurance - 7.0%
			Alleghany Corporation [a]	9,700	2,158,250
Sports and Recreation - 1.3%			Argonaut Group [a]	187,000	2,905,980
Callaway Golf	35,000	589,750	Baldwin & Lyons Cl. B	21,200	594,872
Coachmen Industries	47,700	863,847	Commerce Group	49,500	1,955,250
Fleetwood Enterprises [a,d]	234,300	2,403,918	Erie Indemnity Company Cl. A [d]	169,900	7,200,362
Monaco Coach [a]	141,050	3,356,990	First American	20,000	595,400
Oakley	243,100	3,364,504	Leucadia National	51,500	2,374,150
Thor Industries	12,100	680,262	Markel Corporation [a,d]	4,200	1,064,742
			Montpelier Re Holdings	53,000	1,945,100
		11,259,271	NYMAGIC	85,200	2,336,184
			Navigators Group [a]	83,200	2,568,384
Other Consumer Products - 1.1%			PICO Holdings [a]	179,400	2,811,198
Blyth	54,700	1,762,434	PMA Capital Cl. A [d]	231,700	1,186,304
Burnham Corporation Cl. B	18,000	900,000	PXRE Group	176,551	4,161,307
Fossil [a]	15,000	420,150	Philadelphia Consolidated Holding [a,d]	35,000	1,709,050
Lazare Kaplan International [a]	103,600	720,020	The Phoenix Companies [d]	81,900	986,076
Matthews International Cl. A [d]	186,000	5,503,740	ProAssurance Corporation [a,d]	152,070	4,889,050
			RLI	122,724	4,597,241
		9,306,344	Reinsurance Group of America [d]	30,000	1,159,500
			Wesco Financial [d]	7,750	2,728,000
Total (Cost $39,042,960)		62,418,151	White Mountains Insurance Group	14,500	6,669,275
			Zenith National Insurance	96,900	3,154,095
Consumer Services – 5.6%
Leisure/Entertainment - 0.4%					59,749,770
Gemstar-TV Guide International [a,d]	215,100	1,086,255
Hasbro	50,000	1,064,000	Securities Brokers - 0.7%
Magna Entertainment Cl. A [a,d]	198,800	1,007,916	E*TRADE Financial [a]	360,000	4,554,000
			†Investment Technology Group [a,d]	20,000	323,000
		3,158,171	Knight Trading Group [a]	95,000	1,390,800

Restaurants/Lodgings - 1.5%					6,267,800
Benihana Cl. A [a]	57,500	738,875
CEC Entertainment [a]	30,000	1,421,700
Four Seasons Hotels	35,000	1,790,250
IHOP Corporation	161,700	6,222,216

THE ROYCE FUNDS ANNUAL REPORT 2003 | 21

ROYCE VALUE TRUST, INC.
SCHEDULES OF INVESTMENTS	DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Chiron Corporation [a,d]	21,800	$1,242,382
Other Financial Intermediaries - 0.1%			DUSA Pharmaceuticals [a]	79,700	402,485
Chicago Mercantile Exchange	10,000	$723,600	Endo Pharmaceuticals Holdings [a]	184,200	3,547,692
			Genzyme Corporation [a]	28,000	1,381,520
Total (Cost $52,286,851)		88,805,025	Human Genome Sciences [a]	90,000	1,192,500
			Invitrogen Corporation [a]	40,000	2,800,000
Financial Services – 5.6%			Lexicon Genetics [a]	523,300	3,082,237
Information and Processing - 2.1%			Millennium Pharmaceuticals [a]	50,000	933,500
Barra [d]	42,200	1,497,678	Perrigo Company [d]	169,900	2,670,828
eFunds Corporation [a]	207,775	3,604,896	Shire Pharmaceuticals Group ADR [a,b,d]	20,853	605,780
FactSet Research Systems [d]	110,000	4,203,100
Global Payments [d]	68,500	3,227,720			25,742,869
Moody’s Corporation	30,000	1,816,500
National Processing [a]	20,000	471,000	Health Services - 1.2%
SEI Investments	93,200	2,839,804	Accredo Health [a]	8,705	275,165
			Albany Molecular Research [a,d]	89,000	1,336,780
		17,660,698	Gentiva Health Services [a]	30,150	381,096
			Health Management Associates Cl. A	27,400	657,600
Insurance Brokers - 1.2%			†IMPATH [a,d]	164,000	623,200
Crawford & Co. Cl. A [d]	289,100	2,049,719	Lincare Holdings [a]	34,600	1,039,038
Crawford & Co. Cl. B	60,300	425,718	Manor Care [d]	58,300	2,015,431
Gallagher (Arthur J.) & Company	86,200	2,800,638	MedQuist [a]	73,893	1,186,722
Hilb, Rogal & Hamilton Company	155,050	4,972,454	On Assignment [a]	425,200	2,215,292
			Quovadx [a,d]	173,400	849,660
		10,248,529
					10,579,984
Investment Management - 1.9%
Alliance Capital Management Holding L.P. [d]	135,000	4,556,250	Personal Care - 0.7%
BKF Capital Group [a]	35,700	881,076	Ocular Sciences [a]	152,500	4,378,275
BlackRock Cl. A [d]	25,000	1,327,750	Regis	37,200	1,470,144
Eaton Vance [d]	70,200	2,572,128
†Gabelli Asset Management Cl. A [d]	93,100	3,705,380			5,848,419
Nuveen Investments Cl. A	119,200	3,177,872
			Surgical Products and Devices - 2.6%
		16,220,456	Allied Healthcare Products [a]	60,000	231,000
			Arrow International	272,200	6,799,556
Other Financial Services - 0.4%			CONMED Corporation [a]	81,500	1,939,700
PRG-Schultz International [a,d]	556,200	2,725,380	Datascope	34,000	1,218,900
Van der Moolen Holding ADR [b]	49,000	425,810	Diagnostic Products [d]	25,000	1,147,750
			Haemonetics [a]	77,900	1,861,031
		3,151,190	Invacare	88,000	3,552,560
			Novoste [a,d]	66,500	318,535
Total (Cost $34,938,083)		47,280,873	STERIS [a]	48,600	1,098,360
			Varian Medical Systems [a]	40,800	2,819,280
Health – 10.0%			Zoll Medical [a]	20,200	716,696
Commercial Services - 2.5%
Covance [a,d]	122,700	3,288,360			21,703,368
First Consulting Group [a]	495,900	2,791,917
Gene Logic [a]	340,100	1,765,119	Total (Cost $64,253,178)		85,109,268
IDEXX Laboratories [a]	98,000	4,535,440
PAREXEL International [a,d]	277,700	4,515,402	Industrial Products – 16.1%
Pharmaceutical Product Development [a]	10,000	269,700	Automotive - 0.1%
Sybron Dental Specialties [a]	21,000	590,100	CLARCOR	22,000	970,200
The TriZetto Group [a,d]	190,200	1,226,790	IMPCO Technologies [a,d]	15,500	135,160
Young Innovations	62,550	2,251,800	Quantam Fuel Systems
			Technologies Worldwide [a]	15,500	124,620
		21,234,628
					1,229,980
Drugs and Biotech - 3.0%
Abgenix [a]	38,000	473,480	Building Systems and Components - 1.5%
Affymetrix [a,d]	81,800	2,013,098	Decker Manufacturing	6,022	196,919
Antigenics [a,d]	38,500	435,820	Preformed Line Products Company	131,600	3,786,132
Applera Corporation- Celera			Simpson Manufacturing [a,d]	180,400	9,175,144
Genomics Group [a]	199,200	2,770,872
Biopure Corporation Cl. A [a,d]	18,200	43,316			13,158,195
BioSource International [a]	1,600	10,832
Celgene Corporation [a,d]	40,000	1,800,800	Construction Materials - 1.7%
Cephalon [a,d]	4,900	237,209	Ash Grove Cement Company Cl. B	50,518	5,961,124
Cerus Corporation [a]	21,700	98,518	ElkCorp [d]	27,000	720,900

22 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
SCHEDULES OF INVESTMENTS	DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Maxwell Technologies [a]	21,500	$152,650
Construction Materials (continued)			Myers Industries	52,727	639,051
Florida Rock Industries	85,800	$4,706,130	Peerless Mfg. [a,c]	158,600	2,045,940
†Martin Marietta Materials [d]	8,000	375,760	Steelcase Cl. A	82,500	1,184,700
Synalloy Corporation [a,c]	345,000	2,387,400	Trinity Industries	20,000	616,800

		14,151,314			28,137,788

Industrial Components - 2.2%			Total (Cost $85,356,675)		137,330,015
AMETEK	43,000	2,075,180
Bel Fuse Cl. A	53,200	1,590,680	Industrial Services – 13.7%
Belden	97,800	2,062,602	Advertising/Publishing - 0.4%
C & D Technologies	50,000	958,500	Catalina Marketing [a,d]	60,000	1,209,600
Donaldson Company	26,000	1,538,160	Interpublic Group of Companies [a]	155,000	2,418,000
Penn Engineering & Manufacturing	251,600	4,787,948
Penn Engineering & Manufacturing Cl. A	77,600	1,311,440			3,627,600
PerkinElmer	135,000	2,304,450
Powell Industries [a]	57,400	1,099,210	Commercial Services - 5.3%
Woodhead Industries [d]	45,400	767,260	ABM Industries	179,800	3,130,318
			†Administaff [a,d]	37,500	651,750
		18,495,430	Allied Waste Industries [a]	188,800	2,620,544
			Carlisle Holdings [a]	194,900	1,198,635
Machinery - 3.9%			Central Parking	171,400	2,559,002
Coherent [a,d]	208,700	4,967,060	Convergys Corporation [a]	149,000	2,601,540
Federal Signal	58,600	1,026,672	†DeVry [a,d]	25,000	628,250
Graco	64,550	2,588,455	Hewitt Associates Cl. A [a]	40,000	1,196,000
IDEX Corporation	24,000	998,160	†Hudson Highland Group [a,d]	50,549	1,205,594
Lincoln Electric Holdings	237,880	5,885,151	iGATE Corporation [a]	116,500	914,525
National Instruments	47,600	2,164,372	Iron Mountain [a,d]	127,450	5,039,373
Nordson Corporation	172,200	5,946,066	Korn/Ferry International [a,d]	140,700	1,876,938
Oshkosh Truck	15,000	765,450	Learning Tree International [a,d]	53,400	928,626
PAXAR Corporation [a]	333,100	4,463,540	MPS Group [a,d]	609,500	5,698,825
Woodward Governor Company	73,600	4,182,688	Manpower	55,800	2,627,064
			Metro One Telecommunications [a,d]	25,000	65,000
		32,987,614	Monster Worldwide [a]	79,000	1,734,840
			New Horizons Worldwide [a]	277,500	1,578,697
Paper and Packaging - 0.3%			Pemstar [a,d]	223,000	733,670
Peak International [a]	408,400	2,287,040	RemedyTemp Cl. A [a]	62,500	681,875
			Renaissance Learning [a,d]	15,000	361,200
Pumps, Valves and Bearings - 0.6%			Reynolds & Reynolds Company Cl. A	52,000	1,510,600
Baldor Electric	62,900	1,437,265	Spherion Corporation [a,d]	49,000	479,710
ConBraCo Industries [a]	7,630	648,550	TRC Companies [a,d]	28,000	589,680
Denison International ADR [a,b]	79,400	1,897,660	United Stationers [a,d]	18,000	736,560
Franklin Electric	23,600	1,427,564	Watson Wyatt & Company
			Holdings Cl. A [a,d]	77,400	1,869,210
		5,411,039	West Corporation [a,d]	75,000	1,742,250

Specialty Chemicals and Materials - 1.3%					44,960,276
Arch Chemicals	38,200	980,212
CFC International [a]	123,500	654,550	Engineering and Construction - 1.0%
Hawkins	136,878	1,910,817	EMCOR Group [a,d]	22,000	965,800
MacDermid	226,631	7,759,845	Insituform Technologies Cl. A [a,d]	160,000	2,640,000
			Jacobs Engineering Group [a]	10,000	480,100
		11,305,424	McDermott International [a]	71,000	848,450
			Washington Group International [a]	100,000	3,397,000
Steel/Metal Fabrication & Distribution - 1.0%
Commercial Metals Company	5,000	152,000			8,331,350
Kaydon Corporation [d]	208,700	5,392,808
NN	127,100	1,600,189	Food/Tobacco Processors - 1.3%
Oregon Steel Mills [a]	247,900	1,440,299	Farmer Bros.	15,000	4,668,750
			MGP Ingredients [c]	417,322	6,572,822
		8,585,296
					11,241,572
Textiles - 0.2%
Unifi [a]	245,100	1,580,895	Industrial Distribution - 1.3%
			Central Steel & Wire	3,799	1,500,605
Other Industrial Products - 3.3%			Ritchie Bros. Auctioneers	155,200	8,241,120
Albany International Cl. A	45,500	1,542,450	Strategic Distribution	115,000	1,611,150
BHA Group Holdings	187,252	4,709,388
Brady Corporation Cl. A	139,400	5,680,550			11,352,875
Diebold [d]	100,000	5,387,000
Kimball International Cl. B	397,380	6,179,259

THE ROYCE FUNDS ANNUAL REPORT 2003 | 23

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Gold Fields ADR [b]	57,800	$805,732
Printing - 0.7%			Hecla Mining Company [a,d]	198,000	1,641,420
Bowne & Co.	68,100	$923,436	MK Gold [a]	517,900	787,208
Ennis Business Forms	62,700	959,310	Stillwater Mining [a]	52,296	500,473
Moore Wallace [a]	90,700	1,698,811
New England Business Service	68,800	2,029,600			8,033,963

		5,611,157	Real Estate - 1.2%
			Alico	52,000	1,807,520
Transportation and Logistics - 3.1%			Chelsea Property Group	20,000	1,096,200
AirNet Systems [a]	219,000	825,630	Consolidated-Tomoka Land	13,564	443,543
Alexander & Baldwin	60,000	2,021,400	Public Storage	25,000	1,084,750
Brink’s Company (The) [d]	137,278	3,103,856	Trammell Crow Company [a]	412,400	5,464,300
C. H. Robinson Worldwide	40,000	1,516,400
Continental Airlines Cl. B [a,d]	100,000	1,627,000			9,896,313
EGL [a]	173,125	3,040,075
Forward Air [a]	166,500	4,578,750	Total (Cost $46,347,366)		66,092,653
Frozen Food Express Industries [a]	306,635	2,036,056
Hub Group Cl. A [a]	77,000	1,658,580	Technology – 23.3%
Landstar System [a]	33,600	1,278,144	Aerospace/Defense - 0.9%
Patriot Transportation Holding [a]	101,300	3,342,900	†Armor Holdings [a,d]	28,000	736,680
UTI Worldwide [d]	45,000	1,706,850	Curtiss-Wright [d]	86,600	3,897,866
			Ducommun [a]	117,200	2,619,420
		26,735,641	Herley Industries [a]	2,000	41,400

Other Industrial Services - 0.6%					7,295,366
Landauer	117,900	4,807,962
			Components and Systems - 6.4%
Total (Cost $81,161,608)		116,668,433	Adaptec [a]	99,500	878,585
			American Power Conversion [d]	161,200	3,941,340
Natural Resources – 7.8%			Analogic Corporation	13,000	533,000
Energy Services - 3.3%			Dionex Corporation [a,d]	89,000	4,095,780
Atwood Oceanics [a,d]	19,700	629,218	Excel Technology [a]	168,500	5,536,910
Carbo Ceramics	105,600	5,412,000	Imation Corporation	15,700	551,855
Core Laboratories [a]	91,200	1,522,128	InFocus Corporation [a]	79,000	764,720
ENSCO International	6,443	175,056	†Iomega Corporation [d]	35,000	209,300
Global Industries [a]	119,500	615,425	KEMET Corporation [a,d]	90,000	1,232,100
Hanover Compressor Company [a,d]	175,000	1,951,250	Kronos [a,d]	38,775	1,535,878
Helmerich & Payne	156,400	4,368,252	Methode Electronics Cl. A	50,000	611,500
Hydril Company [a]	25,000	598,250	Newport Corporation [a,d]	102,600	1,695,978
Input/Output [a,d]	540,100	2,435,851	Perceptron [a]	397,400	3,020,240
Precision Drilling [a]	32,500	1,419,600	Plexus Corporation [a]	252,600	4,337,142
TETRA Technologies [a]	51,000	1,236,240	Radiant Systems [a]	32,500	273,325
Tidewater	21,600	645,408	Rainbow Technologies [a]	96,900	1,091,094
Universal Compression Holdings [a]	115,000	3,008,400	REMEC [a,d]	189,200	1,591,172
Veritas DGC [a]	123,000	1,289,040	Scitex [a]	245,700	1,238,328
Willbros Group [a]	242,600	2,916,052	Symbol Technologies	233,600	3,945,504
			TTM Technologies [a]	154,500	2,607,960
		28,222,170	Technitrol [a]	318,900	6,613,986
			Tektronix	65,000	2,054,000
Oil and Gas - 2.3%			Vishay Intertechnology [a]	65,900	1,509,110
Tom Brown [a]	125,500	4,047,375	Zebra Technologies Cl. A [a]	74,350	4,934,610
†Chesapeake Energy [d]	82,000	1,113,560
Cimarex Energy [a,d]	138,170	3,687,757			54,803,417
Denbury Resources [a]	174,100	2,421,731
EOG Resources	5,000	230,850	Distribution - 1.4%
Husky Energy	85,000	1,543,661	Anixter International [a,d]	41,900	1,084,372
PetroCorp [a]	61,400	826,444	Arrow Electronics [a,d]	114,700	2,654,158
Prima Energy [a]	43,000	1,511,880	Avnet [a]	92,355	2,000,409
SEACOR SMIT [a]	83,500	3,509,505	Insight Enterprises [a]	46,000	864,800
Toreador Resources [a]	100,300	466,395	Tech Data [a]	134,500	5,338,305
Vintage Petroleum	48,300	581,049
					11,942,044
		19,940,207
			Internet Software and Services - 0.9%
Precious Metals and Mining - 1.0%			CNET Networks [a,d]	155,400	1,059,828
AngloGold ADR [b,d]	49,900	2,330,330	CryptoLogic	202,000	2,404,002
Glamis Gold [a]	115,000	1,968,800	CyberSource Corporation [a,d]	10,000	51,600
			DoubleClick [a,d]	166,700	1,703,674

24 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
	SHARES	VALUE		SHARES	VALUE

Technology (continued)			Integral Systems	59,800	$1,286,896
Internet Software and Services (continued)			JDA Software Group [a]	64,900	1,071,499
EarthLink [a]	122,700	$1,227,000	MRO Software [a]	46,000	619,160
RealNetworks [a,d]	85,400	487,634	Macromedia [a,d]	51,600	920,544
†Satyam Computer Services ADR [b]	20,000	586,600	†ManTech International Cl. A [a,d]	65,000	1,621,750
Stamps.com [a]	58,300	361,460	Manugistics Group [a,d]	49,200	307,500
Vastera [a]	15,000	60,000	Novell [a]	96,000	1,009,920
			Progress Software [a]	30,500	624,030
		7,941,798	SPSS [a,d]	107,500	1,922,100
			Transaction Systems Architects Cl. A [a]	212,300	4,804,349
IT Services - 6.0%
American Management Systems [a,d]	331,900	5,001,733			18,179,009
Answerthink [a]	655,000	3,635,250
BearingPoint [a,d]	482,100	4,864,389	Telecommunication - 1.4%
†Black Box [d]	47,000	2,165,290	ADC Telecommunications [a,d]	113,000	335,610
CIBER [a,d]	70,000	606,200	Andrew Corporation [a]	30,000	345,300
Covansys Corporation [a]	251,600	2,767,600	Catapult Communications [a]	75,100	1,088,950
DiamondCluster International Cl. A [a,d]	137,800	1,405,560	†Covad Communications Group [a,d]	213,000	766,800
Forrester Research [a,d]	91,500	1,635,105	Globecomm Systems [a,d]	233,700	1,110,075
Gartner Cl. A [a,d]	291,000	3,291,210	IDT Corporation [a]	25,000	553,750
CGI Group Cl. A [a]	106,700	666,875	IDT Corporation Cl. B [a,d]	40,000	925,200
Keane [a]	443,000	6,485,520	Inet Technologies [a]	65,000	780,000
MAXIMUS [a,d]	107,400	4,202,562	Level 3 Communications [a,d]	388,400	2,213,880
Perot Systems Cl. A [a]	165,100	2,225,548	PECO II [a]	93,600	104,926
QRS Corporation [a]	57,500	466,900	Plantronics [a,d]	55,100	1,799,015
Sapient Corporation [a]	944,400	5,288,640	Time Warner Telecom Cl. A [a]	179,000	1,813,270
Syntel	72,400	1,789,004
Unisys Corporation [a,d]	325,000	4,826,250			11,836,776

		51,323,636	Total (Cost $139,099,913)		198,827,922

Semiconductors and Equipment - 4.2%			Utilities – 0.1%
Artisan Components [a,d]	15,000	307,500	Southern Union [a]	10,500	193,200
BE Semiconductor Industries [a]	58,000	492,420
Cabot Microelectronics [a]	125,000	6,125,000	Total (Cost $132,500)		193,200
CEVA [a,d]	31,666	329,326
Cognex Corporation	118,400	3,343,616	Miscellaneous – 3.6%
Credence Systems [a,d]	10,600	139,496	Total (Cost $25,222,259)		30,284,076
Cymer [a,d]	14,500	669,755
DSP Group [a]	115,000	2,864,650	TOTAL COMMON STOCKS
DuPont Photomasks [a,d]	35,000	844,900	(Cost $602,959,556)		880,976,499
Electroglas [a,d]	281,700	1,028,205
Exar Corporation [a]	69,400	1,185,352	PREFERRED STOCK – 0.1%
Fairchild Semiconductor Cl. A [a]	66,200	1,653,014	Aristotle Corporation 11.00% Conv.	4,800	36,720
GlobespanVirata [a]	76,000	446,880
Helix Technology	36,900	759,402	TOTAL PREFERRED STOCK
Integrated Circuit Systems [a]	75,000	2,136,750	(Cost $31,005)		36,720
Intevac [a]	109,050	1,538,696
Kulicke & Soffa Industries [a]	105,800	1,521,404		PRINCIPAL
Lattice Semiconductor [a,d]	254,000	2,458,720		AMOUNT
Mentor Graphics [a]	225,700	3,281,678
National Semiconductor [a]	38,200	1,505,462	CORPORATE BONDS – 0.2%
Novellus Systems [a]	12,000	504,600	Dixie Group 7.00%
Semitool [a]	50,000	536,050	Conv. Sub. Deb. due 5/15/12	$537,000	472,560
Veeco Instruments [a,d]	65,000	1,833,000	Richardson Electronics 7.25%
			Conv. Sub. Deb. due 12/15/06	1,319,000	1,213,480
		35,505,876
			TOTAL CORPORATE BONDS
Software - 2.1%			(Cost $1,570,870)		1,686,040
ANSYS [a]	10,000	397,000
Aspen Technology [a,d]	27,100	278,046	U.S. TREASURY OBLIGATIONS – 3.2%
Autodesk	106,000	2,605,480	U.S. Treasury Notes
Business Objects ADR [a,b,d]	20,500	710,735	5.625%, due 2/15/06	25,000,000	26,942,375

			TOTAL U.S. TREASURY OBLIGATIONS
			(Cost $26,849,375)		26,942,375

THE ROYCE FUNDS ANNUAL REPORT 2003 | 25

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
	VALUE		VALUE

REPURCHASE AGREEMENT – 19.0%		Money Market Funds
State Street Bank & Trust Company,		State Street Navigator Securities Lending
0.30% dated 12/31/03, due 1/2/04,		Prime Portfolio	$70,716,012
maturity value $162,203,703 (collateralized
by U.S. Treasury Bonds, 0.00% due 3/25/04		Total (Cost $70,768,029)	70,768,029
and U.S. Treasury Notes, 1.50%-1.75%
due 12/31/04-7/31/05, valued at $165,454,825)		TOTAL INVESTMENTS – 134.3%
(Cost $162,201,000)	$162,201,000	(Cost $864,379,835)	1,142,610,663

COLLATERAL RECEIVED FOR SECURITIES LOANED – 8.3%		LIABILITIES LESS CASH
U.S. Treasury Bonds		AND OTHER ASSETS – (8.4)%	(71,837,548)
10.375%-12.00% due 11/15/12-8/15/13	42,769
U.S. Treasury Notes		PREFERRED STOCK – (25.9)%	(220,000,000)
2.125%-3.875% due 5/31/04-7/15/12	5,623
U.S. Treasury Bills		NET ASSETS APPLICABLE TO
due 2/5/04	3,625	COMMON STOCKHOLDERS – 100.0%	$850,773,115

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At December 31, 2003, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. The market value and cost of the affiliates at December 31, 2003 was $18,656,762 and $15,311,408, respectively.
[d]	A portion of these securities were on loan at December 31, 2003. Total market value of loaned securities at December 31, 2003 was $67,367,384.
[e]	A security for which market quotations are no longer readily available represents 0.3% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2003.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2003 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $867,973,689. At December 31, 2003, net unrealized appreciation for all securities was $274,636,974, consisting of aggregate gross unrealized appreciation of $317,612,471 and aggregate gross unrealized depreciation of $42,975,497. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
26 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2003

ASSETS:
Investments at value (cost $702,178,835) – including $70,768,029 of collateral on loaned securities	$980,409,663
Repurchase agreement (at cost and value)	162,201,000
Cash	204,977
Receivable for investments sold	763,629
Receivable for dividends and interest	1,008,448
Prepaid expenses	20,856

Total Assets	1,144,608,573

LIABILITIES:
Payable for collateral on loaned securities	70,768,029
Payable for investments purchased	1,612,603
Payable for investment advisory fee	977,568
Preferred dividends accrued but not yet declared	288,449
Accrued expenses	188,809

Total Liabilities	73,835,458

PREFERRED STOCK:
5.90% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$850,773,115

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 49,956,349 shares outstanding (150,000,000 shares authorized)	$577,693,079
Accumulated net realized loss on investments	(4,862,343)
Net unrealized appreciation on investments	278,230,828
Preferred dividends accrued but not yet declared	(288,449)

Net Assets applicable to Common Stockholders (net asset value per share – $17.03)	$850,773,115

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 27

ROYCE VALUE TRUST, INC.

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
Income:
Dividends	$6,586,470
Interest	1,147,303
Securities lending	139,448

Total income	7,873,221

Expenses:
Investment advisory fees	10,196,974
Stockholder reports	354,471
Custody and transfer agent fees	221,988
Administrative and office facilities expenses	113,988
Professional fees	110,794
Directors’ fees	103,168
Other expenses	131,674

Total expenses	11,233,057
Fees waived by investment advisor	(866,667)

Net expenses	10,366,390

Net investment loss	(2,493,169)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	74,989,675
Net change in unrealized appreciation on investments	208,275,790

Net realized and unrealized gain on investments	283,265,465

NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	280,772,296

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,274,332)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$268,497,964

STATEMENT OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
	2003	2002

INVESTMENT OPERATIONS:
Net investment loss	$(2,493,169)	$(583,347)
Net realized gain on investments	74,989,675	62,933,497
Net change in unrealized appreciation on investments	208,275,790	(156,381,089)

Net increase (decrease) in net assets resulting from investment operations	280,772,296	(94,030,939)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(581,030)
Net realized gain on investments	(12,252,107)	(11,398,970)
Quarterly distributions accrued but not yet declared	(22,225)	–

Total distributions to Preferred Stockholders	(12,274,332)	(11,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	268,497,964	(106,010,939)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(2,981,664)
Net realized gain on investments	(61,293,595)	(58,496,049)

Total distributions to Common Stockholders	(61,293,595)	(61,477,713)

CAPITAL STOCK TRANSACTIONS:
Net proceeds from rights offering	54,487,617	–
Offering costs from issuance of Preferred Stock	(7,261,800)	–
Reinvestment of distributions to Common Stockholders	35,567,306	39,123,307

Total capital stock transactions	82,793,123	39,123,307

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	289,997,492	(128,365,345)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	560,775,623	689,140,968

End of year	$850,773,115	$560,775,623

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

28 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Years ended December 31,

	2003	2002	2001	2000	1999

NET ASSET VALUE, BEGINNING OF PERIOD	$13.22	$17.31	$16.56	$15.77	$15.72

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(0.02)	0.05	0.18	0.26
Net realized and unrealized gain (loss) on investments	5.64	(2.25)	2.58	2.58	1.65

Total investment operations	5.59	(2.27)	2.63	2.76	1.91

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.01)	(0.01)	(0.03)	(0.04)
Net realized gain on investments	(0.26)	(0.28)	(0.30)	(0.30)	(0.32)

Total distributions to Preferred Stockholders	(0.26)	(0.29)	(0.31)	(0.33)	(0.36)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	5.33	(2.56)	2.32	2.43	1.55

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.07)	(0.05)	(0.13)	(0.15)
Net realized gain on investments	(1.30)	(1.44)	(1.44)	(1.35)	(1.22)

Total distributions to Common Stockholders	(1.30)	(1.51)	(1.49)	(1.48)	(1.37)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	(0.02)	(0.08)	(0.16)	(0.13)
Effect of rights offering and Preferred Stock offering	(0.22)	–	–	–	–

Total capital stock transactions	(0.22)	(0.02)	(0.08)	(0.16)	(0.13)

NET ASSET VALUE, END OF PERIOD	$17.03	$13.22	$17.31	$16.56	$15.77

MARKET VALUE, END OF PERIOD	$17.21	$13.25	$15.72	$14.438	$13.063

TOTAL RETURN (a):
Market Value	42.0%	(6.9)%	20.0%	22.7%	5.7%
Net Asset Value	40.8%	(15.6)%	15.2%	16.6%	11.7%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.49%	1.72%	1.61%	1.43%	1.39%
Management fee expense	1.34%	1.56%	1.45%	1.25%	1.18%
Other operating expenses	0.15%	0.16%	0.16%	0.18%	0.21%
Net investment income (loss)	(0.36)%	(0.09)%	0.35%	1.18%	1.47%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$850,773	$560,776	$689,141	$623,262	$552,928
Liquidation Value of Preferred Stock, End of Period (in thousands)	$220,000	$160,000	$160,000	$160,000	$160,000
Portfolio Turnover Rate	23%	35%	30%	36%	41%
PREFERRED STOCK:
Total shares outstanding	8,800,000	6,400,000	6,400,000	6,400,000	6,400,000
Asset coverage per share	$121.68	$112.62	$132.68	$122.38	$111.40
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
5.90% Cumulative	$25.04	–	–	–	–
7.80% Cumulative	$25.87	$26.37	$25.70	$23.44	$24.98
7.30% Tax-Advantaged Cumulative	$25.53	$25.82	$25.37	$22.35	$24.24

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.19%, 1.38%, 1.30%, 1.12% and 1.06% for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62%, 1.82%, 1.65%, 1.51% and 1.48% for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(d)	The average of month-end market values during the period that the preferred stock was outstanding.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 29

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

      Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
      The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
      The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
      The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

30 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Capital Stock:

      The Fund issued 2,448,904 and 2,615,641 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2003 and 2002, respectively.
      On March 10, 2003, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 10 rights held by stockholders of record on January 28, 2003. The rights offering was fully subscribed, resulting in the issuance of 5,090,083 common shares at a price of $10.77, and proceeds of $54,820,194 to the Fund prior to the deduction of estimated expenses of $332,577. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.07 per share as a result of the issuance.
      On October 10, 2003, the Fund redeemed all (2,400,000 shares) of its then outstanding 7.80% Cumulative Preferred Stock at the redemption price of $25.00 per share plus accumulated and unpaid dividends through the redemption date of $0.0975 per share, and all (4,000,000 shares) of its outstanding 7.30% Tax-Advantaged Cumulative Preferred Stock at the redemption price of $25.00 per share plus accumulated and unpaid dividends through the redemption date of $0.09125 per share. On October 9, 2003, the Fund received net proceeds of $213,070,000 (after underwriting discounts of $6,930,000 and before estimated offering expenses of $331,800) from the public offering of 8,800,000 shares of 5.90% Cumulative Preferred Stock. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the 5.90% Cumulative Preferred Stock, in whole or in part, at the redemption price.
      At December 31, 2003, 8,800,000 shares of the 5.90% Cumulative Preferred Stock were outstanding. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.
      Under Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund’s Cumulative Preferred Stock has been reclassified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements.

Investment Advisory Agreement:

      As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).
       The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock for the rolling 60-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.
      For the year ended December 31, 2003 the Fund accrued and paid Royce advisory fees totaling $9,330,307, which is net of $866,667 voluntarily waived by Royce.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 31

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2003 and 2002 was as follows:

Distributions paid from:	2003	2002

Ordinary income	$1,416,811	$6,028,029
Long-term capital gain	72,128,891	67,429,684

	$73,545,702	$73,457,713

As of December 31, 2003, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Post October loss	$(2,394,565)
Undistributed long-term capital gain	1,126,076
Unrealized appreciation	274,636,974
Accrued preferred distributions	(288,449)

$273,080,036

Under current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred, as occuring on the first day of the following fiscal year.
For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2003, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$2,493,169	$(2,493,169)	$—

Purchases and Sales of Investment Securities:
For the year ended December 31, 2003, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $183,043,350 and $265,871,410, respectively.
Transactions in Shares of Affiliated Companies:
An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2003:

Affiliated Company	Market Value 12/31/02	Purchases	Sales	Realized and Unrealized Gain (Loss)	Dividend Income	Market Value 12/31/03

Ascent Media Group Cl. A	$426,608	—	$1,224,840	$78,658	—	$0
CompX International	0	$2,531,550	—	554,530	—	3,086,080
Falcon Products	1,526,850	1,635,894	291,955	312,941	—	3,351,040
MGP Ingredients	2,505,360	842,029	—	3,225,433	$48,180	6,572,822
Peerless Mfg.	1,316,380	—	—	729,560	—	2,045,940
Richardson Electronics 7.25% Conv. due 12/15/06	1,055,200	—	—	158,280	—	1,213,480
Synalloy Corporation	0	1,797,450	—	589,950	—	2,387,400

32 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE VALUE TRUST, INC.
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Value Trust, Inc.

      We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
       In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                            TAIT, WELLER & BAKER

Philadelphia, PA
January 24, 2004

THE ROYCE FUNDS ANNUAL REPORT 2003 | 33

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
COMMON STOCKS – 102.4%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 9.0%			Restaurants/Lodgings - 0.2%
Apparel and Shoes - 2.7%			Angelo and Maxie’s [a]	3,333	$4,733
Ashworth [a]	40,000	$322,800	Benihana Cl. A [a]	34,770	446,794
Delta Apparel	146,500	2,609,165	†BUCA [a,c]	30,000	204,300
†Innovo Group [a,c]	90,000	286,200
Kleinert’s [a,d]	14,200	0			655,827
Marisa Christina [a]	76,600	122,560
Oshkosh B’Gosh Cl. A [c]	37,000	794,020	Retail Stores - 4.0%
†Skechers U.S.A. Cl. A [a,c]	47,000	383,050	Brookstone [a]	34,500	735,195
Vans [a]	20,000	228,200	Buckle (The)	36,500	808,475
Weyco Group	60,000	2,018,940	Cato Corporation Cl. A	58,000	1,189,000
			Deb Shops	19,900	427,850
		6,764,935	Dress Barn (The) [a]	53,660	804,363
			†FTD Cl. A [a,c]	10,000	246,400
Collectibles - 1.0%			†Footstar [a,c]	97,000	371,510
The Boyds Collection [a,c]	227,700	967,725	InterTAN [a]	49,800	503,976
Enesco Group [a]	52,400	540,768	La Senza Corporation	99,900	977,858
Topps Company (The)	101,000	1,036,260	Stein Mart [a]	285,200	2,350,048
			United Retail Group [a]	60,600	179,376
		2,544,753	Wet Seal (The) Cl. A [a,c]	157,000	1,552,730

Food/Beverage/Tobacco - 1.4%					10,146,781
800 JR Cigar [a,d]	193,000	2,509,000
†Green Mountain Coffee Roasters [a]	28,600	658,372	Other Consumer Services - 0.6%
Monterey Pasta Company [a]	79,000	294,670	Ambassadors Group	7,500	176,175
			Ambassadors International	6,100	76,250
		3,462,042	E-LOAN [a,c]	80,500	239,890
			First Cash Financial Services [a]	12,000	307,692
Home Furnishing/Appliances - 1.2%			†Rent-Way [a,c]	81,000	663,390
Bassett Furniture Industries	26,300	433,950
Falcon Products [a]	150,000	660,000			1,463,397
Lifetime Hoan [c]	109,854	1,856,533
Stanley Furniture Company [c]	2,500	78,750	Total (Cost $9,437,883)		12,977,275

		3,029,233	Diversified Investment Companies – 0.4%
			Closed-End Mutual Funds - 0.4%
Publishing - 0.4%			Central Fund of Canada Cl. A	197,000	1,034,250
Information Holdings [a]	40,000	884,000
			Total (Cost $856,524)		1,034,250
Sports and Recreation - 1.0%
Johnson Outdoors Cl. A [a]	33,600	504,101	Financial Intermediaries – 6.1%
Monaco Coach [a]	75,900	1,806,420	Banking - 1.6%
National R.V. Holdings [a]	31,800	316,410	First Midwest Financial	64,800	1,399,680
			†First National Lincoln	13,400	668,633
		2,626,931	†Lakeland Financial	22,500	794,700
			†Pacific Mercantile Bancorp [a,c]	15,000	145,050
Other Consumer Products - 1.3%			Queen City Investments [a]	948	475,896
Concord Camera [a,c]	30,000	277,500	Sterling Bancorp	18,150	517,275
Cross (A. T.) & Company Cl. A [a,c]	100,000	667,000
First Years (The)	25,600	382,464			4,001,234
JAKKS Pacific [a]	35,000	460,600
Lazare Kaplan International [a]	151,700	1,054,315	Insurance - 4.5%
Water Pik Technologies [a]	46,500	570,555	Argonaut Group [a,c]	30,900	480,186
			Ceres Group [a]	50,300	293,752
		3,412,434	Independence Holding	18,630	442,463
			NYMAGIC	67,900	1,861,818
Total (Cost $14,988,862)		22,724,328	Navigators Group [a,c]	37,200	1,148,364
			PICO Holdings [a]	145,100	2,273,717
Consumer Services – 5.1%			PMA Capital Cl. A [c]	80,000	409,600
Direct Marketing - 0.1%			PXRE Group	73,164	1,724,475
ValueVision Media Cl. A [a,c]	5,000	83,500	ProAssurance Corporation [a,c]	48,800	1,568,920
			Wellington Underwriting	444,712	615,221
Leisure/Entertainment - 0.2%			Zenith National Insurance	19,100	621,705
IMAX Corporation [a,c]	25,000	197,750
†Singing Machine Company (The) [a,c]	118,000	282,020			11,440,221
TiVo [a,c]	20,000	148,000
			Total (Cost $10,718,653)		15,441,455
		627,770

34 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
	SHARES	VALUE		SHARES	VALUE

Financial Services – 1.0%			Exactech [a]	63,000	$929,250
Insurance Brokers - 0.4%			Interpore International [a,c]	22,600	293,800
Clark [a,c]	20,900	$402,116	†Medical Action Industries [a,c]	43,500	813,885
CorVel Corporation [a,c]	18,750	705,000	Molecular Devices [a]	25,500	484,245
			NMT Medical [a]	44,000	198,000
		1,107,116	Orthofix International [a,c]	29,500	1,444,910
			Osteotech [a]	22,100	194,480
Other Financial Services - 0.6%			PLC Systems [a]	105,200	122,032
MicroFinancial [a]	10,000	29,000	Utah Medical Products [a]	42,300	1,096,416
PRG-Schultz International [a,c]	305,000	1,494,500
					7,675,748
		1,523,500
			Total (Cost $18,685,321)		28,155,060
Total (Cost $2,163,397)		2,630,616

			Industrial Products – 14.8%
Health – 11.1%			Automotive - 0.6%
Commercial Services - 3.7%			Spartan Motors	40,800	412,080
BioReliance Corporation [a]	35,300	1,688,046	Wescast Industries Cl. A	37,900	1,118,050
Bruker BioSciences [a]	200,300	911,365
First Consulting Group [a]	254,700	1,433,961			1,530,130
ICON ADR [a,b]	800	34,880
PAREXEL International [a,c]	121,400	1,973,964	Building Systems and Components - 2.0%
The TriZetto Group [a,c]	181,500	1,170,675	Drew Industries [a]	15,000	417,000
Young Innovations	61,450	2,212,200	Juno Lighting [a]	121,600	2,736,000
			LSI Industries	67,812	915,462
		9,425,091	Skyline Corporation	32,100	1,119,327

Drugs and Biotech - 1.9%					5,187,789
Antigenics [a,c]	60,800	688,256
Arena Pharmaceuticals [a,c]	14,000	86,800	Construction Materials - 1.8%
BioSource International [a]	177,900	1,204,383	Ash Grove Cement Company	8,000	944,000
DUSA Pharmaceuticals [a]	20,000	101,000	Florida Rock Industries	25,000	1,371,250
Emisphere Technologies [a,c]	187,200	1,025,856	Monarch Cement	50,410	958,294
Geron Corporation [a,c]	6,000	59,820	Synalloy Corporation [a]	171,000	1,183,320
Myriad Genetics [a,c]	55,000	707,300
Nabi Biopharmaceuticals [a]	5,000	63,550			4,456,864
Sangamo BioSciences [a]	10,000	55,400
VIVUS [a]	167,200	633,688	Industrial Components - 2.7%
			Aaon [a]	47,500	921,975
		4,626,053	Bel Fuse Cl. A	52,600	1,572,740
			Penn Engineering & Manufacturing	56,600	1,077,098
Health Services - 1.5%			Penn Engineering & Manufacturing Cl. A	30,800	520,520
ATC Healthcare Cl. A [a]	35,000	21,000	†Planar Systems [a,c]	10,000	243,200
aaiPharma [a,c]	31,600	793,792	Powell Industries [a]	85,800	1,643,070
Covalent Group [a]	25,000	63,775	Scientific Technologies [a]	10,700	49,776
MIM Corporation [a,c]	68,100	478,743	Tech/Ops Sevcon	76,200	417,576
MedCath Corporation [a,c]	18,000	188,280	II-VI [a]	10,000	258,000
Quovadx [a]	65,000	318,500	Woodhead Industries [c]	10,000	169,000
RehabCare Group [a,c]	25,000	531,500
SFBC International [a,c]	10,000	265,600			6,872,955
Sierra Health Services [a,c]	40,000	1,098,000
Superior Consultant Holdings [a]	10,000	41,300	Machinery - 0.8%
			Astec Industries [a]	40,200	493,254
		3,800,490	Cascade Corporation	5,000	111,500
			Hurco Companies [a]	16,100	86,135
Personal Care - 1.0%			LeCroy Corporation [a,c]	14,000	252,140
†Compex Technologies [a,c]	47,000	392,920	Lindsay Manufacturing [c]	10,000	252,500
Helen of Troy [a,c]	20,000	463,000	MTS Systems	10,000	192,300
Lifeline Systems [a]	18,000	342,000	Mueller (Paul) Company	13,650	542,041
Ocular Sciences [a,c]	49,800	1,429,758
					1,929,870
		2,627,678
			Paper and Packaging - 0.1%
Surgical Products and Devices - 3.0%			†Mod-Pac Corporation [a,c]	23,200	185,368
Aksys [a,c]	76,000	671,080
Allied Healthcare Products [a]	258,400	994,840	Pumps, Valves and Bearings - 1.5%
Cantel Medical [a]	21,000	339,990	Denison International ADR [a,b]	113,500	2,712,650
CONMED Corporation [a,c]	3,900	92,820	Sun Hydraulics	152,550	1,096,835

					3,809,485

THE ROYCE FUNDS ANNUAL REPORT 2003 | 35

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Engineering and Construction - 0.8%
Specialty Chemicals and Materials - 2.6%			†Comfort Systems USA [a]	122,200	$669,656
Aceto	87,631	$2,238,096	Devcon International [a]	21,700	151,900
American Pacific	36,000	345,600	Insituform Technologies Cl. A [a,c]	70,000	1,155,000
Balchem Corporation	10,000	228,000	Keith Companies [a]	10,000	136,200
CFC International [a]	144,700	766,910
Eastern Company (The)	54,627	854,366			2,112,756
Hawkins	122,667	1,712,431
NuCo2 [a,c]	20,000	253,400	Food/Tobacco Processors - 1.2%
Park Electrochemical	10,000	264,900	Galaxy Nutritional Foods [a]	108,500	272,335
			ML Macadamia Orchards LP Cl. A	120,200	438,730
		6,663,703	Seneca Foods Cl. A [a]	62,500	1,343,750
			Seneca Foods Cl. B [a]	42,500	935,000
Steel/Metal Fabrication & Distribution - 0.9%
Encore Wire [a]	10,000	177,100			2,989,815
†Metals USA [a]	60,000	604,200
NN	112,300	1,413,857	Industrial Distribution - 0.8%
Universal Stainless & Alloy Products [a,c]	7,700	83,160	Central Steel & Wire	1,200	474,000
			Elamex [a]	70,200	175,500
		2,278,317	Lawson Products	16,200	537,516
			Strategic Distribution	59,690	836,257
Textiles - 0.1%
Fab Industries [a]	56,400	296,100			2,023,273

Other Industrial Products - 1.7%			Printing - 1.1%
BHA Group Holdings	96,915	2,437,412	Bowne & Co.	66,500	901,740
Maxwell Technologies [a,c]	15,300	108,630	Ennis Business Forms [c]	11,200	171,360
Myers Industries	29,342	355,625	New England Business Service	32,400	955,800
Peerless Mfg. [a]	43,200	557,280	Schawk Cl. A	56,700	772,821
Quixote Corporation	36,000	878,760
					2,801,721
		4,337,707
			Transportation and Logistics - 2.1%
Total (Cost $23,301,321)		37,548,288	AirNet Systems [a]	196,000	738,920
			Forward Air [a]	43,800	1,204,500
Industrial Services – 14.1%			Frozen Food Express Industries [a]	213,500	1,417,640
Advertising/Publishing - 0.8%			Hub Group Cl. A [a]	6,500	140,010
†FindWhat.com [a,c]	10,000	187,500	Knight Transportation [a,c]	38,925	998,426
Modem Media Cl. A [a]	141,200	1,153,604	Patriot Transportation Holding [a]	28,400	937,200
†NetRatings [a]	50,000	571,500
					5,436,696
		1,912,604
			Other Industrial Services - 0.6%
Commercial Services - 6.7%			Landauer	21,300	868,614
†APAC Customer Services [a,c]	139,900	363,740	Team [a]	55,500	569,430
†Administaff [a,c]	10,000	173,800
American Bank Note Holographics [a]	267,200	408,816			1,438,044
†Bennett Environmental [a,c]	10,000	206,600
Butler International [a]	38,500	58,135	Total (Cost $22,497,759)		35,643,977
Carlisle Holdings [a]	390,000	2,398,500
Edgewater Technology [a]	18,339	89,128	Natural Resources – 9.1%
Exponent [a]	67,900	1,453,060	Energy Services - 3.4%
iGATE Corporation [a]	299,700	2,352,645	Carbo Ceramics	33,600	1,722,000
Innodata Isogen [a]	125,000	500,000	Core Laboratories [a]	24,000	400,560
Kforce [a]	55,000	513,700	Dril-Quip [a]	66,500	1,083,950
Manufacturers Services [a,c]	139,000	845,120	GulfMark Offshore [a]	69,200	968,800
NCO Group [a,c]	20,000	455,400	Input/Output [a,c]	168,500	759,935
NIC [a,c]	26,800	215,204	Lufkin Industries	34,800	1,001,892
New Horizons Worldwide [a]	141,000	802,149	NATCO Group Cl. A [a]	100,400	762,036
Pegasystems [a]	165,500	1,426,610	Valley National Gases [a]	30,100	210,700
Pemstar [a,c]	96,500	317,485	Veritas DGC [a]	93,400	978,832
RemedyTemp Cl. A [a]	98,200	1,071,362	Willbros Group [a]	55,900	671,918
TRC Companies [a,c]	17,400	366,444
Volt Information Sciences [a]	36,600	827,160			8,560,623
Wackenhut Corrections [a]	54,200	1,235,760
Westaff [a]	362,500	848,250	Oil and Gas - 3.1%
			Bonavista Energy Trust	142,000	2,306,326
		16,929,068	Contango Oil & Gas Company [a]	50,000	349,500
			Denbury Resources [a]	73,800	1,026,558
			Evergreen Resources [a,c]	35,000	1,137,850
			†Nuvista Energy [a]	121,000	744,342
36 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Jaco Electronics [a]	38,000	$261,820
Oil and Gas (continued)			Nu Horizons Electronics [a,c]	40,000	392,000
PetroCorp [a]	104,200	$1,402,532	Pomeroy IT Solutions	33,000	486,420
Prima Energy [a]	21,000	738,360	Richardson Electronics	206,600	2,539,114
Toreador Resources [a]	30,000	139,500
					4,905,674
		7,844,968
			Internet Software and Services - 0.8%
Precious Metals and Mining - 1.1%			Keynote Systems [a]	5,000	59,500
Apex Silver Mines [a]	79,600	1,663,640	Lionbridge Technologies [a,c]	37,500	360,375
Brush Engineered Materials [a,c]	15,500	237,305	†LookSmart [a,c]	20,000	31,000
MK Gold [a]	603,700	917,624	Overstock.com [a,c]	14,500	287,970
			RealNetworks [a,c]	65,700	375,147
		2,818,569	Register.com [a]	41,857	219,749
			Stamps.com [a]	111,000	688,200
Real Estate - 1.5%
HomeFed Corporation [a]	69,352	2,011,208			2,021,941
Liberte Investors [a,c]	247,700	1,748,762
Stratus Properties [a]	11,000	110,220	IT Services - 6.1%
			CIBER [a]	205,000	1,775,300
		3,870,190	Computer Task Group [a]	341,100	1,326,879
			Covansys Corporation [a]	265,500	2,920,500
Total (Cost $11,038,470)		23,094,350	DiamondCluster International Cl. A [a,c]	168,100	1,714,620
			DynTek Cl. A [a,c]	199,000	143,280
Technology – 26.7%			Forrester Research [a]	105,500	1,885,285
Aerospace/Defense - 2.9%			Sapient Corporation [a]	685,000	3,836,000
Astronics Corporation [a]	83,800	419,000	SCB Computer Technology [a]	50,000	103,000
†CPI Aerostructures [a]	56,000	666,400	Syntel	56,800	1,403,528
Ducommun [a]	99,500	2,223,825	Technology Solutions [a]	50,000	62,550
†Fairchild Corporation (The) Cl. A [a,c]	57,500	289,800	Tier Technologies Cl. B [a]	33,500	273,695
HEICO Corporation	66,600	1,212,120	Tyler Technologies [a]	15,000	144,450
Herley Industries [a]	81,000	1,676,700
Kaman Corporation Cl. A	22,500	286,425			15,589,087
MAIR Holdings [a,c]	51,600	375,648
SIFCO Industries [a]	45,800	191,902	Semiconductors and Equipment - 1.8%
			August Technology [a]	2,000	37,100
		7,341,820	Exar Corporation [a]	68,500	1,169,980
			FSI International [a,c]	34,500	254,610
Components and Systems - 5.3%			Helix Technology	9,500	195,510
Advanced Photonix Cl. A [a]	371,400	772,512	Inficon Holding ADR [a,b,c]	10,000	86,500
†Bonso Electronics International[c]	50,000	410,000	Intevac [a]	72,450	1,022,269
CSP [a]	132,581	816,699	PDF Solutions [a,c]	30,000	447,000
Cable Design Technologies [a,c]	30,000	269,700	Photronics [a,c]	29,750	592,620
Del Global Technologies [a]	168,279	336,558	Semitool [a,c]	25,500	273,386
Excel Technology [a]	97,900	3,216,994	Xicor [a,c]	35,000	396,900
Intrusion [a]	75,000	44,250
Kronos [a,c]	17,375	688,224			4,475,875
Lantronix [a]	219,500	256,815
MOCON	22,600	183,060	Software - 5.2%
†Mobility Electronics [a,c]	1,000	8,941	Aladdin Knowledge Systems [a]	77,300	690,289
Newport Corporation [a,c]	45,000	743,850	ANSYS [a]	15,400	611,380
OSI Systems [a]	22,000	422,620	Applix [a]	20,000	70,600
Performance Technologies [a]	45,750	651,938	ILOG ADR [a,b,c]	35,000	430,500
Plexus Corporation [a,c]	24,500	420,665	Indus International [a,c]	169,800	509,400
Printronix [a]	35,000	614,565	Integral Systems	58,300	1,254,616
Rainbow Technologies [a]	31,500	354,690	JDA Software Group [a]	59,500	982,345
REMEC [a,c]	172,500	1,450,725	MSC.Software [a,c]	58,700	554,715
Spectrum Control [a]	12,500	99,513	PLATO Learning [a]	121,142	1,278,048
TransAct Technologies [a]	68,200	1,650,440	†SCO Group (The) [a,c]	23,500	399,500
			SPSS [a,c]	91,900	1,643,172
		13,412,759	Transaction Systems Architects Cl. A [a]	140,100	3,170,463
			Verity [a]	95,000	1,585,550
Distribution - 1.9%
Agilysys	90,000	1,003,500			13,180,578
Bell Industries [a]	85,700	222,820
THE ROYCE FUNDS ANNUAL REPORT 2003 | 37

ROYCE MICRO-CAP TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
				PRINCIPAL
	SHARES	VALUE		AMOUNT	VALUE

Technology (continued)			U.S. TREASURY OBLIGATIONS – 2.0%
Telecommunication - 2.7%			U.S. Treasury Notes
Anaren [a]	95,500	$1,348,460	1.875%, due 9/30/04	$5,000,000	$5,028,320
Brooktrout [a]	28,400	357,272
C-COR.net [a]	5,000	55,650	TOTAL U.S. TREASURY OBLIGATIONS
Captaris [a]	50,000	281,000	(Cost $5,006,482)		5,028,320
Centillium Communications [a,c]	55,000	309,650
Computer Network Technology [a,c]	20,000	190,800
Giga-tronics [a]	3,200	6,400	REPURCHASE AGREEMENT – 23.9%
ITXC Corporation [a,c]	36,000	155,520

State Street Bank & Trust Company, 0.30% dated 12/31/03, due 1/2/04, maturity value $60,601,010 (collateralized by U.S. Treasury Notes, 1.625%-2.125% due 8/31/04-3/31/05, valued at $61,823,172) (Cost $60,600,000)

Interland [a]	2,500	16,325
MetaSolv [a,c]	44,100	107,163
Optical Communication Products Cl. A [a]	45,000	166,500
PC-Tel [a]	31,100	329,971
Radyne ComStream [a]	21,400	178,069			60,600,000
SpectraLink Corporation	57,000	1,092,690
Tollgrade Communications [a,c]	20,000	350,600	COLLATERAL RECEIVED FOR SECURITIES LOANED – 8.4%
ViaSat [a]	98,200	1,879,548	U.S. Treasury Bonds
			5.50%-14.00% due 11/15/09-8/15/28		82,914
		6,825,618	U.S. Treasury Notes
			3.00%-6.625% due 2/29/04-7/15/12		110,738
Total (Cost $39,558,379)		67,753,352	U.S. Treasury Strip-Principal
			9.125% due 5/15/18		22,810
Miscellaneous – 5.0%			Money Market Funds
Total (Cost $11,773,456)		12,553,169	State Street Navigator Securities Lending
			Prime Portfolio		20,960,303
TOTAL COMMON STOCKS
(Cost $165,020,025)		259,556,120	Total (Cost $21,176,765)		21,176,765

PREFERRED STOCKS – 0.5%			TOTAL INVESTMENTS – 137.2%
Angelo and Maxie’s 10.00% Conv.	6,991	17,827	(Cost $252,761,270)		347,759,017
Seneca Foods Conv. [a]	75,409	1,379,985
			LIABILITIES LESS CASH AND OTHER ASSETS – (13.5)%		(34,333,965)
TOTAL PREFERRED STOCKS
(Cost $957,998)		1,397,812	PREFERRED STOCK – (23.7)%		(60,000,000)

			NET ASSETS APPLICABLE TO
			COMMON STOCKHOLDERS – 100.0%		$253,425,052

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at December 31, 2003. Total market value of loaned securities at December 31, 2003 was $20,392,479.
[d]	Securities for which market quotations are no longer readily available represent 0.99% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
†	New additions in 2003.
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2003 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $253,607,180. At December 31, 2003, net unrealized appreciation for all securities was $94,151,837, consisting of aggregate gross unrealized appreciation of $99,902,417 and aggregate gross unrealized depreciation of $5,750,580. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
38 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2003
ASSETS:
Investments at value (cost $192,161,270) - including $21,176,765 of collateral on loaned securities	$287,159,017
Repurchase agreement (at cost and value)	60,600,000
Cash	2,738,816
Receivable for investments sold	217,109
Receivable for dividends and interest	137,093
Prepaid expenses	5,793

Total Assets	350,857,828

LIABILITIES:
Payable for collateral on loaned securities	21,176,765
Payable for investments purchased	15,789,784
Payable for investment advisory fee	293,489
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	92,738

Total Liabilities	37,432,776

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$253,425,052

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 19,015,340 shares outstanding (150,000,000 shares authorized)	$145,700,538
Accumulated net investment income	3,449,948
Accumulated net realized gain on investments	9,356,819
Net unrealized appreciation on investments	94,997,747
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share - $13.33)	$253,425,052

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 39

ROYCE MICRO-CAP TRUST, INC.

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 2003
INVESTMENT INCOME:
Income:
Dividends		$1,802,298
Interest		151,415
Securities lending		40,100

Total income		1,993,813

Expenses:
Investment advisory fees		3,371,509
Custody and transfer agent fees		131,792
Stockholder reports		99,634
Professional fees		78,392
Directors’ fees		50,179
Administrative and office facilities expenses		32,106
Other expenses		73,364

Total expenses		3,836,976
Fees waived by investment advisor		(200,000)

Net expenses		3,636,976

Net investment loss		(1,643,163)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments		30,865,842
Net change in unrealized appreciation on investments		67,143,086

Net realized and unrealized gain on investments		98,008,928

NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS		96,365,765

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(3,247,215)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS		$93,118,550

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended December 31, 2003	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment loss	$(1,643,163)	$(2,363,582)
Net realized gain on investments	30,865,842	16,747,557
Net change in unrealized appreciation on investments	67,143,086	(38,936,315)

Net increase (decrease) in net assets resulting from investment operations	96,365,765	(24,552,340)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net realized gain on investments	(3,236,104)	(3,100,000)
Quarterly distributions accrued but not yet declared	(11,111)	–

Total distributions to Preferred Stockholders	(3,247,215)	(3,100,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	93,118,550	(27,652,340)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments	(16,874,985)	(13,769,198)

Total distributions to Common Stockholders	(16,874,985)	(13,769,198)

CAPITAL STOCK TRANSACTIONS:
Offering costs from issuance of Preferred Stock	(2,097,350)	–
Reinvestment of distributions to Common Stockholders	11,707,658	8,549,592

Total capital stock transactions	9,610,308	8,549,592

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	85,853,873	(32,871,946)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	167,571,179	200,443,125

End of year (including net investment income of $3,449,948 in 2003)	$253,425,052	$167,571,179

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

40 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.
FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Years ended December 31,

	2003	2002	2001	2000	1999

NET ASSET VALUE, BEGINNING OF PERIOD	$9.39	$11.83	$10.14	$11.00	$10.06

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)	(0.13)	(0.05)	0.09	0.12
Net realized and unrealized gain (loss) on investments	5.28	(1.29)	2.57	1.23	1.35

Total investment operations	5.19	(1.42)	2.52	1.32	1.47

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	(0.01)	(0.05)
Net realized gain on investments	(0.18)	(0.18)	(0.19)	(0.22)	(0.18)

Total distributions to Preferred Stockholders	(0.18)	(0.18)	(0.19)	(0.23)	(0.23)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	5.01	(1.60)	2.33	1.09	1.24

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	–	(0.09)	(0.06)
Net realized gain on investments	(0.92)	(0.80)	(0.57)	(1.63)	(0.21)

Total distributions to Common Stockholders	(0.92)	(0.80)	(0.57)	(1.72)	(0.27)

CAPITAL STOCK TRANSACTIONS:
Effect of Preferred Stock Offering	(0.11)	–	–	–	–
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.04)	(0.07)	(0.23)	(0.03)

Total capital stock transactions	(0.15)	(0.04)	(0.07)	(0.23)	(0.03)

NET ASSET VALUE, END OF PERIOD	$13.33	$9.39	$11.83	$10.14	$11.00

MARKET VALUE, END OF PERIOD	$12.60	$8.44	$10.50	$8.625	$9.00

TOTAL RETURN (a):
Market Value	63.6%	(12.7)%	28.8%	15.3%	4.5%
Net Asset Value	55.6%	(13.8)%	23.4%	10.9%	12.7%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.82%	1.96%	1.78%	1.32%	1.27%
Management fee expense	1.59%	1.59%	1.57%	1.08%	0.91%
Other operating expenses	0.23%	0.37%	0.21%	0.24%	0.36%
Net investment income (loss)	(0.82)%	(1.23)%	(0.43)%	0.74%	1.20%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$253,425	$167,571	$200,443	$163,820	$151,269
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$40,000	$40,000	$40,000	$40,000
Portfolio Turnover Rate	26%	39%	27%	49%	49%
PREFERRED STOCK:
Total shares outstanding	2,400,000	1,600,000	1,600,000	1,600,000	1,600,000
Asset coverage per share	$130.59	$129.73	$150.28	$127.39	$119.54
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$25.37	–	–	–	–
7.75% Cumulative	$25.70	$25.91	$25.30	$23.08	$24.67

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.49%, 1.62%, 1.46%, 1.06% and 0.98% for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92%, 2.04%, 1.81% and 1.44% for the periods ended December 31, 2003, 2002, 2001 and 1999, respectively.
(d)	The average of month-end market values during the period that the preferred stock was outstanding.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 41

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

       Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
       Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
       The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
       The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
       The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
       The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

42 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Capital Stock:

       The Fund issued 1,173,282 and 896,290 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2003 and 2002, respectively.
      On October 20, 2003, the Fund redeemed all (1,600,000 shares) of its then outstanding 7.75% Cumulative Preferred Stock at the redemption price of $25.00 per share plus accumulated and unpaid dividends through the redemption date of $0.15069 per share. On October 16, 2003, the Fund received net proceeds of $58,110,000 (after underwriting discounts of $1,890,000 and before estimated offering expenses of $207,350) from the public offering of 2,400,000 shares of 6.00% Cumulative Preferred Stock. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Cumulative Preferred Stock, in whole or in part, at the redemption price.
      At December 31, 2003, 2,400,000 shares of the 6.00% Cumulative Preferred Stock were outstanding. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.
      Under Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund’s Cumulative Preferred Stock has been reclassified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements.

Investment Advisory Agreement:

       As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
      The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
      For the year ended December 31, 2003 the Fund accrued and paid Royce advisory fees totaling $3,171,509, which is net of $200,000 voluntarily waived by Royce.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 43

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2003 and 2002 was as follows:

Distributions paid from:	2003	2002

Ordinary income	$3,217,774	$—
Long-term capital gain	16,893,315	16,869,198

	$20,111,089	$16,869,198

As of December 31, 2003, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$3,449,948
Undistributed long-term gain	10,202,729
Unrealized appreciation	94,151,837
Accrued preferred distributions	(80,000)

$107,724,514

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2003, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$5,093,111	$(5,084,534)	$(8,577)

Purchases and Sales of Investment Securities:
For the year ended December 31, 2003, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $59,049,805 and $94,203,089, respectively.
Transactions in Shares of Affiliated Companies:
An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2003:

Affiliated Company	Market Value 12/31/02	Purchases	Sales	Realized and Unrealized Gain (Loss)	Dividend Income	Market Value 12/31/03

Technical Communications	$34,812	—	$108,304	$(49,170)	—	0

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Micro-Cap Trust, Inc.
We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, PA	TAIT, WELLER & BAKER
January 24, 2004
44 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
COMMON STOCKS – 95.2%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 9.6%			Industrial Products – 10.6%
Sports and Recreation - 6.3%			Building Systems and Components - 4.1%
Callaway Golf	100,000	$1,685,000	Simpson Manufacturing [a]	70,000	$3,560,200
Oakley	75,000	1,038,000
†Winnebago Industries	40,000	2,750,000	Construction Materials - 2.8%
			Florida Rock Industries	45,000	2,468,250
		5,473,000
			Machinery - 3.7%
Other Consumer Products - 3.3%			Lincoln Electric Holdings	75,000	1,855,500
†Matthews International Cl. A	42,500	1,257,575	Woodward Governor Company	24,400	1,386,652
†Yankee Candle Company [a]	60,000	1,639,800
					3,242,152
		2,897,375
			Total (Cost $3,876,158)		9,270,602
Total (Cost $5,161,556)		8,370,375
			Industrial Services – 7.4%
Consumer Services – 6.3%			Commercial Services - 5.0%
Direct Marketing - 3.9%			Carlisle Holdings [a,c]	350,000	2,152,500
Nu Skin Enterprises Cl. A	200,000	3,418,000	Cornell Companies [a]	75,000	1,023,750
			†West Corporation [a]	50,000	1,161,500
Retail Stores - 2.4%
Big Lots [a]	89,400	1,270,374			4,337,750
Charming Shoppes [a]	140,000	756,000
			Engineering and Construction - 2.4%
		2,026,374	Dycom Industries [a]	80,000	2,145,600

Total (Cost $3,217,258)		5,444,374	Total (Cost $2,892,439)		6,483,350

Financial Intermediaries – 14.2%			Natural Resources – 19.3%
Insurance - 8.9%			Energy Services - 5.5%
†Alleghany Corporation [a]	12,300	2,736,750	†Ensign Resource Service Group	150,000	2,390,993
ProAssurance Corporation [a]	47,155	1,516,034	Input/Output [a]	250,000	1,127,500
White Mountains Insurance Group [c]	4,000	1,839,800	†Tesco Corporation [a]	150,000	1,219,500
Zenith National Insurance	50,000	1,627,500
					4,737,993
		7,720,084
			Oil and Gas - 2.2%
Securities Brokers - 0.7%			Tom Brown [a]	60,000	1,935,000
E*TRADE Financial [a]	50,000	632,500
			Precious Metals and Mining - 11.6%
Other Financial Intermediaries - 4.6%			AngloGold ADR [b]	25,000	1,167,500
†TSX Group	120,000	3,983,441	Glamis Gold [a]	125,000	2,140,000
			Goldcorp	180,000	2,871,000
Total (Cost $6,587,007)		12,336,025	†Hecla Mining Company [a]	350,000	2,901,500
			†Meridian Gold [a]	69,800	1,019,778
Financial Services – 4.1%
Information and Processing - 2.7%					10,099,778
†eFunds Corporation [a]	135,000	2,342,250
			Total (Cost $11,632,734)		16,772,771
Investment Management - 1.4%
U.S. Global Investors Cl. A [a]	295,605	1,247,453	Technology – 11.5%
			Distribution - 1.7%
Total (Cost $2,386,379)		3,589,703	Richardson Electronics	120,000	1,474,800

Health – 12.2%			IT Services - 1.4%
Commercial Services - 1.5%			Syntel	50,000	1,235,500
Covance [a]	50,000	1,340,000
			Semiconductors and Equipment - 3.2%
Drugs and Biotech - 9.0%			†CEVA [a]	183,400	1,907,360
Antigenics [a,c]	40,300	456,196	Exar Corporation [a]	50,000	854,000
Emisphere Technologies [a]	100,200	549,096
Endo Pharmaceuticals Holdings [a]	150,000	2,889,000			2,761,360
Lexicon Genetics [a]	300,000	1,767,000
Perrigo Company	77,300	1,215,156	Software - 3.4%
VIVUS [a]	250,000	947,500	†PLATO Learning [a]	116,200	1,225,910
			Transaction Systems Architects Cl. A [a]	75,000	1,697,250
		7,823,948
					2,923,160
Personal Care - 1.7%
Ocular Sciences [a]	50,000	1,435,500	Telecommunication - 1.8%
			†ViaSat [a]	83,700	1,602,018
Total (Cost $7,250,260)		10,599,448
			Total (Cost $5,622,454)		9,996,838

THE ROYCE FUNDS ANNUAL REPORT 2003 | 45

ROYCE FOCUS TRUST, INC.
SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
PRINCIPAL AMOUNT		VALUE
				VALUE

TOTAL COMMON STOCKS			REPURCHASE AGREEMENT – 15.3%
(Cost $48,626,245)		$82,863,486	State Street Bank & Trust Company, 0.30% dated 12/31/03, due 1/2/04, maturity value $13,314,222 (collateralized by U.S. Treasury Notes, 4.25% due 11/15/13, valued at $13,582,575) (Cost $13,314,000)

CORPORATE BONDS – 3.5%
E*TRADE Financial 6.00%
Conv. Sub Note due 2/1/07	$3,000,000	3,075,000
				$13,314,000

TOTAL CORPORATE BONDS (Cost $2,311,498)		3,075,000	COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.8%
			Money Market Funds
GOVERNMENT BONDS – 7.7%			State Street Navigator Securities Lending
New Zealand 6.50%, due 2/15/06	10,000,000	6,664,122	Prime Portfolio
			(Cost $734,546)	734,546
TOTAL GOVERNMENT BONDS
(Cost $5,947,012)		6,664,122	TOTAL INVESTMENTS – 128.5%
			(Cost $75,952,027)	111,840,609
U.S. TREASURY OBLIGATIONS – 6.0%
U.S. Treasury Notes 7.25%, due 8/15/04	5,000,000	5,189,455	CASH AND OTHER ASSETS
			LESS LIABILITIES – 0.2%	171,469
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,018,726)		5,189,455	PREFERRED STOCK – (28.7)%	(25,000,000)

			NET ASSETS APPLICABLE TO
			COMMON STOCKHOLDERS – 100.0%	$87,012,078

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at December 31, 2003. Total market value of loaned securities at December 31, 2003 was $717,530.
†	New additions in 2003.
Bold indicates the Fund’s largest 20 holdings (excluding U.S. Treasury Obligations and Repurchase Agreement) in terms of December 31, 2003 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $76,287,560. At December 31, 2003, net unrealized appreciation for all securities was $35,553,049, consisting of aggregate gross unrealized appreciation of $35,916,237 and aggregate gross unrealized depreciation of $363,188. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and amortization of discount for book and tax purposes.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
46 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE FOCUS TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2003
ASSETS:
Investments at value (cost $62,638,027) – including $734,546 of collateral on loaned securities	$98,526,609
Repurchase agreement (at cost and value)	13,314,000
Cash	409,785
Receivable for investments sold	270,903
Receivable for dividends and interest	410,551
Prepaid expenses	2,163

Total Assets	112,934,011

LIABILITIES:
Payable for collateral on loaned securities	734,546
Payable for investment advisory fee	93,489
Preferred dividends accrued but not yet declared	33,333
Accrued expenses	60,565

Total Liabilities	921,933

PREFERRED STOCK:
6.00% Cumulative Preferred Stock – $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$87,012,078

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital – $0.001 par value per share; 9,673,378 shares outstanding (100,000,000 shares authorized)	$48,305,180
Accumulated net realized gain on investments	2,851,649
Net unrealized appreciation on investments	35,888,582
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share – $9.00)	$87,012,078

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 47

ROYCE FOCUS TRUST, INC.
STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
Income:
Interest	$918,520
Dividends	889,363
Securities lending	7,693

Total income	1,815,576

Expenses:
Investment advisory fees	900,253
Custody and transfer agent fees	80,590
Professional fees	69,767
Stockholder reports	52,468
Directors’ fees	28,812
Administrative and office facilities expenses	11,931
Other expenses	52,460

Total expenses	1,196,281
Fees waived by investment advisor	(116,163)

Net expenses	1,080,118

Net investment income	735,458

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	8,288,351
Net change in unrealized appreciation on investments	24,687,435

Net realized and unrealized gain on investments	32,975,786

NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	33,711,244

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,508,609)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$32,202,635

STATEMENTS OF CHANGES IN NET ASSETS
	Year ended December 31, 2003	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment income (loss)	$735,458	$(103,396)
Net realized gain on investments	8,288,351	1,317,847
Net change in unrealized appreciation on investments	24,687,435	(8,047,125)

Net increase (decrease) in net assets resulting from investment operations	33,711,244	(6,832,674)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(153,283)	(272,620)
Net realized gain on investments	(1,355,105)	(1,217,380)
Quarterly distributions accrued but not yet declared	(221)	–

Total distributions to Preferred Stockholders	(1,508,609)	(1,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	32,202,635	(8,322,674)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(582,175)	(150,865)
Net realized gain on investments	(5,147,260)	(673,654)

Total distributions to Common Stockholders	(5,729,435)	(824,519)

CAPITAL STOCK TRANSACTIONS:
Offering costs from issuance of Preferred Stock	(984,000)	–
Reinvestment of distributions to Common Stockholders	3,566,912	449,516

Total capital stock transactions	2,582,912	449,516

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	29,056,112	(8,697,677)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	57,955,966	66,653,643

End of year	$87,012,078	$57,955,966

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
48 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE FOCUS TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2003	2002	2001	2000	1999

NET ASSET VALUE, BEGINNING OF PERIOD	$6.27	$7.28	$6.77	$5.94	$5.63

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.08)	(0.01)	0.05	0.12	0.08
Net realized and unrealized gain (loss) on investments	3.57	(0.74)	0.79	1.26	0.58

Total investment operations	3.65	(0.75)	0.84	1.38	0.66

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.02)	(0.03)	(0.04)	(0.03)	(0.01)
Net realized gain on investments	(0.14)	(0.13)	(0.13)	(0.14)	(0.17)

Total distributions to Preferred Stockholders	(0.16)	(0.16)	(0.17)	(0.17)	(0.18)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	3.49	(0.91)	0.67	1.21	0.48

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.06)	(0.02)	(0.03)	(0.06)	(0.01)
Net realized gain on investments	(0.56)	(0.07)	(0.11)	(0.28)	(0.14)

Total distributions to Common Stockholders	(0.62)	(0.09)	(0.14)	(0.34)	(0.15)

CAPITAL STOCK TRANSACTIONS:
Effect of Preferred Stock Offering	(0.11)	–	–	–	–
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.01)	(0.02)	(0.04)	(0.02)

Total capital stock transactions	(0.14)	(0.01)	(0.02)	(0.04)	(0.02)

NET ASSET VALUE, END OF PERIOD	$9.00	$6.27	$7.28	$6.77	$5.94

MARKET VALUE, END OF PERIOD	$8.48	$5.56	$6.65	$5.69	$4.72

TOTAL RETURN (a):
Market Value	64.0%	(15.1)%	19.7%	27.9%	(0.3)%
Net Asset Value	54.3%	(12.5)%	10.0%	20.9%	8.7%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.57%	1.88%	1.47%	1.44%	1.51%
Management fee expense	1.14%	1.13%	1.11%	1.00%	1.00%
Other operating expenses	0.43%	0.75%	0.36%	0.44%	0.51%
Net investment income (loss)	1.07%	(0.16)%	0.70%	1.93%	1.47%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$87,012	$57,956	$66,654	$60,933	$51,003
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$20,000	$20,000	$20,000	$20,000
Portfolio Turnover Rate	49%	61%	54%	69%	60%
PREFERRED STOCK:
Total shares outstanding	1,000,000	800,000	800,000	800,000	800,000
Asset coverage per share	$112.01	$97.44	$108.32	$101.17	$88.75
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$25.45	–	–	–	–
7.45% Cumulative	$25.53	$25.64	$25.09	$22.23	$24.00

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.20%, 1.43%, 1.11%, 1.05% and 1.06% for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(c)
Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73%, 2.06%, 1.69%, 1.81% and 1.93%, for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(d)	The average of month-end market values during the period that the preferred stock was outstanding.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 49

ROYCE FOCUS TRUST, INC.
NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:

       Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
       Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
       The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
       As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
       Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
       The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
       The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

50 | THE ROYCE FUNDS ANNUAL REPORT 2003

ROYCE FOCUS TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Capital Stock:

       The Fund issued 432,353 and 79,701 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2003 and 2002, respectively.
      On October 20, 2003, the Fund redeemed all (800,000 shares) of its then outstanding 7.45% Cumulative Preferred Stock at the redemption price of $25.00 per share plus accumulated and unpaid dividends through the redemption date of $0.14486 per share. On October 17, 2003, the Fund received net proceeds of $24,212,500 (after underwriting discounts of $787,500 and before estimated offering expenses of $196,500) from the public offering of 1,000,000 shares of 6.00% Cumulative Preferred Stock. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Cumulative Preferred Stock, in whole or in part, at the redemption price.
      At December 31, 2003, 1,000,000 shares of the 6.00% Cumulative Preferred Stock were outstanding. The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Preferred Stock.
      Under Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Fund’s Cumulative Preferred Stock has been reclassified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements.

Investment Advisory Agreement:

       The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
      For the year ended December 31, 2003 the Fund accrued and paid Royce advisory fees totaling $784,090, which is net of $116,163 voluntarily waived by Royce.

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2003 and 2002 was as follows:

Distributions paid from:	2003	2002

Ordinary income	$1,622,760	$423,485

Long-term capital gain	5,615,063	1,891,034

	$7,237,823	$2,314,519

As of December 31, 2003, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed long-term gain	$3,188,883

Unrealized appreciation	35,553,049

Accrued preferred distributions	(33,333)

$38,708,599

Purchases and Sales of Investment Securities:
For the year ended December 31, 2003, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $38,017,687 and $41,202,432, respectively.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 51

ROYCE FOCUS TRUST, INC.
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Royce Focus Trust, Inc.
       We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
       We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
       In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, PA January 24, 2004

52 | THE ROYCE FUNDS ANNUAL REPORT 2003

STOCKHOLDER MEETING RESULTS

At the 2003 Annual Meeting of Stockholders held on September 29, 2003, the Fund’s stockholders elected those members of the Board of Directors whose terms would otherwise have expired at the completion of the 2003 Annual Meeting, consisting of (a) Charles M. Royce, (b) G. Peter O’Brien, (c) William L. Koke and (d) David L. Meister.

ROYCE VALUE TRUST, INC.
	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS			PREFERRED STOCK VOTING AS A SEPARATE CLASS

	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(a)	49,457,490	n.a.	555,123	n.a.	n.a.	n.a.

(b)	49,642,935	n.a.	367,214	n.a.	n.a.	n.a.

(c)	n.a.	n.a.	n.a.	5,413,761	n.a.	34,521

(d)	n.a.	n.a.	n.a.	5,408,761	n.a.	39,521

At the 2003 Annual Meeting of Stockholders held on September 29, 2003, the Fund’s stockholders elected those members of the Board of Directors whose terms would otherwise have expired at the completion of the 2003 Annual Meeting, consisting of (a) Charles M. Royce, (b) G. Peter O’Brien, (c) William L. Koke and (d) David L. Meister.

ROYCE MICRO-CAP TRUST, INC.
	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS			PREFERRED STOCK VOTING AS A SEPARATE CLASS

	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(a)	18,986,536	n.a.	196,284	n.a.	n.a.	n.a.

(b)	19,053,253	n.a.	129,567	n.a.	n.a.	n.a.

(c)	n.a.	n.a.	n.a.	1,559,237	n.a.	17,108

(d)	n.a.	n.a.	n.a.	1,558,087	n.a.	18,258

At the 2003 Annual Meeting of Stockholders held on September 29, 2003, the Fund’s stockholders elected those members of the Board of Directors whose terms would otherwise have expired at the completion of the 2003 Annual Meeting, consisting of (a) Charles M. Royce, (b) G. Peter O’Brien, (c) Stephen L. Isaacs and (d) David L. Meister.

ROYCE FOCUS TRUST, INC.
	COMMON STOCK AND PREFERRED STOCK VOTING TOGETHER AS A SINGLE CLASS			PREFERRED STOCK VOTING AS A SEPARATE CLASS

	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED

(a)	9,072,376	n.a.	107,071	n.a.	n.a.	n.a.

(b)	9,109,702	n.a.	69,745	n.a.	n.a.	n.a.

(c)	n.a.	n.a.	n.a.	762,405	n.a.	14,380

(d)	n.a.	n.a.	n.a.	761,405	n.a.	15,380

THE ROYCE FUNDS ANNUAL REPORT 2003 | 53

POSTSCRIPT

HANDI-CAPPING

         As another winter visits with us here in the Northeast, we quickly grow accustomed to weather forecasts that arrive in a blizzard of hype as news organizations dispatch a small army of reporters across three states to prepare us for the coming storm. Of course, more often than not the storm fails to materialize, at least in the form of the life-changing cataclysm we were warned about. But we don’t want to blame the hard-working weather people. Even with the development of Doppler radar, storm tracking software and the growing knowledge about the planet’s weather systems, it’s still extraordinarily difficult to be right more often than not, especially when it comes to winter weather. It seems that a dismal track record simply goes with the business of forecasting, not just in predicting temperatures and snow falls, but in almost every area of life in which one’s livelihood hinges on trying to predict events that haven’t happened yet.

         Yet the services of professional prognosticators are increasingly in demand, regardless of their general level of performance. For almost any event in American life that can be construed as a contest, there will be someone offering odds as to the outcome. The analysis of professional and college sports has long since been overtaken by swamis who offer not just the odds or point spreads as to the final score, but who also offer allegedly informed estimates as to how many points will be scored, how many yards a quarterback will throw for, how many strikeouts a pitcher will earn and how many spectators will show up at the stadium that day. Most of this activity is fueled by the lure of profit — there’s a lot of money to be made — but it doesn’t come as much from being correct in one’s predictions as it does in being the party that takes all the bets and assumes the risk of someone being right more often than not. Needless to say, those who take the bets almost always end up with more money than those who make them.

         The stock market is not immune to this trend, either. Plenty of bookstore shelf space is taken up with tomes written by experts who’ll happily help you get rich for the small price of their book, although there’s often a second book, or a set of cassettes and/or videos that you’ll also need. You might be concerned that all of these experts are not only saying something different, they’re often recommending the opposite strategy to what the other guy says. One insists that growth investing is the way to go while another preaches patience with your equities, which might make sense until a third advises you to avoid the stock market altogether and buy nothing but bonds, real estate or pork bellies. They come to you armed with an array of statistics, charts, graphs and more statistics to make the iron-clad case that if you’d only heeded their wisdom back in 1989 or 1975 or 1953, you’d be a billionaire today. Try not to let the fact that few, if any, of the authors themselves are billionaires bother you.

         It’s always tempting to make predictions, whether it’s about what direction the stock market might take in 2004 or what film will win Best Picture at this year’s Academy Awards. The trick to doing it right, we would humbly suggest, is twofold: One must substantiate forecasts with as many facts as one can bring to the argument, and one must temper one’s fortune-telling with the knowledge that things can change awfully quickly (especially in the market), making today’s brilliant insight look like tomorrow’s silly statement. We speak on this last matter from many years of experience.

         This is why we always take predictions, even our own, with a large grain of salt. In fact, we think that one of the most attractive attributes of value investing is its all-weather quality. This allows us to manage our portfolios without worrying too much about where the stock market or the economy may be heading. We think about these issues, we share our ideas with our stockholders and we may even take them into consideration when buying and selling securities. However, we are not wed to them and certainly would not ask others to accept them uncritically. We have no desire to write the next big business bestseller and think that the prediction business would do just fine without us. We remain firmly rooted in our approach, which focuses on understanding balance sheets and business strategies as opposed to things that are not predictable, and we will continue to maintain a healthy dose of skepticism about anyone’s ability to see the future. You can bet on that.

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE
With approximately $15.7 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes six Portfolio Managers and a Managing Director, as well as eight analysts and five traders.

MULTIPLE FUNDS, COMMON FOCUS
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS
It is important that our employees and stockholders share a common financial goal; our officers, employees and their affiliates currently have approximately $63 million invested in open- and closed-end Royce Funds.

GENERAL INFORMATION Additional Report Copies (800) 221-4268 EQUISERVE Transfer Agent and Registrar (800) 426-5523	BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

www.roycefunds.com

CE-ANN-1203

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Directors of the Registrant has determined that it does not have an audit committee financial expert.

(a)(2)
The Board of Directors of the Registrant has determined that, although each member of its Audit Committee is financially literate and has the necessary education and experience to be effective members of the Audit Committee, no one member of its Audit Committee possesses each of the five attributes of an audit committee financial expert. The Board of Directors has therefore further determined that it would be appropriate and desirable to add a person to the Audit Committee that possesses each of the five attributes of an audit committee financial expert. Accordingly, the non-interested members of the Board of Directors, acting as a Nominating Committee, have begun a search for a new non-interested Board member who will serve as the audit committee financial expert.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2003 - $22,400
Year ended December 31, 2002 - $21,200

(b)	Audit-Related Fees:
Year ended December 31, 2003 - $6,000 – Preparation of reports to rating agency for Preferred Stock
Year ended December 31, 2002 - $6,000 – Preparation of reports to rating agency for Preferred Stock

(c)	Tax Fees:
Year ended December 31, 2003 - $2,500 – Preparation of tax returns
Year ended December 31, 2002 - $2,500 – Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2003 - $7,500 – Services in connection with Registration Statement on
Form N-2 for newly issued Preferred Stock
Year ended December 31, 2002 - -0-

(e)(1)      Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2003 - $16,000
Year ended December 31, 2002 - $16,000

(h)
No such services were rendered during 2003. In 2002, the Registrant’s Audit Committee considered whether the provision of non-audit services to the investment adviser and one of its employees for an analysis of the performance of his accounts were compatible with monitoring the principal accountant’s independence. For such services, which did not relate to the operations or financial reporting of the Registrant, the investment adviser and one of its employees paid a total of $7,500 to the Registrant’s accountants.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7:

                         June 5, 2003

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have directly or indirectly delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds have delegated all proxy voting decisions to Royce .

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients . Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from “Proxy Master” (a service provided by Institutional Shareholder Services), the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
        From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different Royce portfolio managers. The Head of Administration maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration allowing such differing votes. The Head of Administration performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
        There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting, poison pills, etc. Royce’s portfolio managers decide these issues on a case-by-case basis as described above.

c.
        A Royce portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

Custodian banks are authorized to release all shares held for Royce client account portfolios to Automated Data Processing Corporation (“ADP”) for voting, utilizing ADP’s “Proxy Edge” software system. Substantially all portfolio companies utilize ADP to collect their proxy votes. However, for the limited number of portfolio companies that do not utilize ADP, Royce attempts to register at least a portion of its clients holdings as a physical shareholder in order to ensure its receipt of a physical proxy.

Under the continuous oversight of the Head of Administration, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to ADP using Proxy Edge as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration by the designated Administrative Assistant, who then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Institutional Shareholder Services). The Head of Administration maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.

Item 8: Reserved.

Item 9: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce

Charles M. Royce
President

Date: March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ Charles M. Royce

Charles M. Royce
President

Date: March 1, 2004

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/ John D. Diederich

John D. Diederich
Chief Financial Officer

Date: March 1, 2004